Exhibit 10.1

FORBEARANCE AGREEMENT,

EIGHTH AMENDMENT TO CREDIT AGREEMENT AND FOURTH

AMENDMENT TO AMENDED AND RESTATED ADDENDUM TO CREDIT AGREEMENT

THIS FORBEARANCE AGREEMENT, EIGHTH AMENDMENT TO CREDIT AGREEMENT AND FOURTH AMENDMENT TO AMENDED AND RESTATED ADDENDUM TO CREDIT AGREEMENT (this “Agreement”) is made and entered into on May 15, 2019, by and among (A) Fred’s, Inc., a Tennessee corporation (“Parent”); (B) the Subsidiaries of Parent identified on the signature pages hereto as Borrowers (each of such Subsidiaries, together with Parent, jointly and severally, “Borrowers” and, each, a “Borrower”); (C) the Subsidiaries of Parent identified as Guarantors on the signature pages hereto (each of such Subsidiaries, jointly and severally, “Guarantors” and, each, a “Guarantor”; Guarantors, together with Borrowers, jointly and severally, “Loan Parties” and, each, a “Loan Party”); (D) the Lenders party to the Credit Agreement defined below; (E) the Co-Collateral Agents party to the Credit Agreement defined below; and (F) Regions Bank, an Alabama bank, in its capacity as administrative agent for Lenders, LC Issuers and other Secured Parties (as defined in the Credit Agreement) (in such capacity, “Administrative Agent”).

Recitals:

Loan Parties, Lenders, Swingline Lender, LC Issuers, Co-Collateral Agents and Administrative Agent are parties to that certain Credit Agreement dated as of April 9, 2015, as amended by that certain First Amendment to Credit Agreement dated as of October 23, 2015, that certain Second Amendment to Credit Agreement dated as of December 28, 2016, that certain Third Amendment to Credit Agreement dated as of January 27, 2017, that certain Fourth Amendment to Credit Agreement, First Amendment to Amended and Restated Addendum to Credit Agreement, and First Amendment to Security Agreement dated as of July 31, 2017, that certain Fifth Amendment to Credit Agreement dated as of August 22, 2017, that certain Sixth Amendment to Credit Agreement and Ratification, Reaffirmation and Assumption dated as of April 5, 2018, and that certain Seventh Amendment to Credit Agreement, Second Amendment to Amended and Restated Addendum to Credit Agreement, Second Amendment to Security Agreement, and Ratification, Reaffirmation and Assumption dated as of August 23, 2018 (as so amended, and as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

Loan Parties, Lenders, Administrative Agent and certain other parties are parties to that certain Amended and Restated Addendum to Credit Agreement dated as of January 27, 2017, as amended by that certain Fourth Amendment to Credit Agreement, First Amendment to Amended and Restated Addendum to Credit Agreement, and First Amendment to Security Agreement dated as of July 31, 2017, that certain Seventh Amendment to Credit Agreement, Second Amendment to Amended and Restated Addendum to Credit Agreement, Second Amendment to Security Agreement, and Ratification, Reaffirmation and Assumption dated as of August 23, 2018, and that certain Third Amendment to Amended and Restated Addendum to Credit Agreement, dated as of October 15, 2018 (as so amended, and as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the “Addendum”).

Loan Parties and Administrative Agent are parties to that certain Security Agreement dated as of April 9, 2015, as amended by that certain Fourth Amendment to Credit Agreement, First Amendment to Amended and Restated Addendum to Credit Agreement, and First Amendment to Security Agreement dated as of July 31, 2017, and that certain Seventh Amendment to Credit Agreement, Second Amendment to Amended and Restated Addendum to Credit Agreement, Second Amendment to Security Agreement, and Ratification, Reaffirmation and Assumption dated as of August 23, 2018 (as so amended, and as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”).

On April 11, 2019, Loan Parties commenced the Store Closures and the Closed Store Property Liquidation (each as defined below) without the prior written consent of Lenders, and as a result, certain Events of Default have occurred and are continuing under the Credit Agreement in addition to the other Stipulated Defaults (as defined below).

As a result of the Stipulated Defaults (as defined below), (a) Lenders are not obligated to make advances or other extensions of credit under the Loan Documents to or for the benefit of Borrowers, (b) Administrative Agent, at its election or the direction of Required Lenders, is entitled to (x) terminate any Commitments of Lenders under the Loan Documents to make any further advances or other extensions of credit to or for the benefit of Borrowers and (y) declare the principal of an any and accrued on the Loans, and all other Obligations owing to Secured Parties from Loan Parties to be immediately due and payable, (c) Administrative Agent, at its election or the direction of Required Lenders, is entitled to enforce its security interests in and other Liens upon the Collateral, and (d) each Secured Party is entitled to take all other actions and exercise all other rights and remedies provided in the Credit Agreement, the Addendum, the Security Agreement, any other Loan Document, or otherwise authorized by Applicable Law.

Borrowers have advised Administrative Agent, Co-Collateral Agents and Lenders of the proposed sale of the Real Estate located at 4300 New Getwell Road, Memphis, Tennessee 38118 (but in no event including any Accounts, Pharmacy Scripts or Inventory of any Loan Party), all as more specifically described therein (collectively, the “Memphis Property”; such sale, the “Memphis Sale”) by Parent to a third party Purchaser (“Purchaser”), pursuant to that certain Agreement of Purchase and Sale dated as of February 25, 2019 between Parent and Purchaser, as amended by that certain First Amendment to Agreement of Purchase and Sale dated as of March 27, 2019 by and between Parent and Purchaser, and that certain Reinstatement, Assignment, that certain Second Amendment to Agreement of Purchase and Sale dated April 24, 2019 by and among Parent and Purchaser, and that certain Third Amendment to Agreement of Purchase and Sale dated as of May 8, 2019 by and between Parent and Purchaser (as in effect on the date hereof, the “Memphis Purchase Agreement”).

Without the written consent of the Required Lenders, the Memphis Sale constitutes an Asset Disposition of a Distribution Center that is prohibited by Section 7.6 of the Credit Agreement.

Loan Parties desire that Secured Parties (a) forbear, for a limited period, from exercising certain rights and remedies available to Secured Parties under the Credit Agreement, the Addendum, the Security Agreement, and the other Loan Documents and under Applicable Law as a consequence of the Stipulated Defaults; (b) continue during the Forbearance Period to make loans and other extensions of credit to Borrowers pursuant to the Credit Agreement and this Agreement; and (c) permit the Memphis Sale.

Administrative Agent, each Co-Collateral Agent and each Lender is willing to (a) forbear, in accordance with the terms of this Agreement, from exercising certain remedies available to them as a result of the Stipulated Defaults; (b) continue making loans and other extensions of credit in accordance with the Credit Agreement and this Agreement; and (c) permit the Memphis Sale, in each case, subject to the terms and conditions of this Agreement and the other Loan Documents.

Statement of Agreement:

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and in consideration of the above premises, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, intending to be legally bound hereby, Loan Parties, Administrative Agent, Co-Collateral Agents and Lenders hereby covenant and agree as follows:

1.	Definitions; Rules of Construction.

(a)            All capitalized terms used in this Agreement, unless otherwise defined, shall have the meaning ascribed to such terms in the Credit Agreement, the Addendum or the Security Agreement, as applicable. In addition, as used herein, the following terms shall have the meanings ascribed to them:

“Agreement” shall mean this Forbearance Agreement, Eighth Amendment to Credit Agreement and Fourth Amendment to Amended and Restated Addendum to Credit Agreement.

“Cash Flow Forecast” has the meaning given such term in Section 4 of this Agreement.

“Claims” has the meaning given such term in Section 19 of this Agreement.

“Closed Store Property Liquidation” shall mean the liquidation of the Inventory located at the Closed Stores and the wind-down of the Closed Stores.

“Closed Stores” shall mean the 159 retail stores listed on Exhibit A attached to this Agreement and the 104 retail stores listed on Exhibit B attached to this Agreement.

“Continuing Stores” shall mean the 282 retail stores listed on Exhibit C attached to this Agreement, which stores do not include the Closed Stores.

“Consultant” has the meaning given such term in Section 4 of this Agreement.

“Forbearance Conditions” shall mean the conditions to forbearance set forth in Section 4 of this Agreement.

“Forbearance Effective Date” shall mean the later to occur of (a) the date of this Agreement or (b) the date on which each of the conditions precedent set forth in Section 6 of this Agreement is satisfied.

“Forbearance Period” shall mean the period commencing on the Forbearance Effective Date and ending on the Forbearance Termination Date, unless extended in writing by Administrative Agent, each Co-Collateral Agent and each Lender, each in its discretion.

“Forbearance Termination Date” shall mean the earliest (time being of the essence) to occur of (a) 5:01 o’clock p.m. on the Stated Forbearance Termination Date, (b) the date on which any of the Forbearance Conditions shall fail to be satisfied, (c) the date that any Loan Party, any Subsidiary or other Affiliate of any Loan Party, or any Person claiming by or through any Loan Party or any Subsidiary or other Affiliate of any Loan Party joins in, assists, cooperates or participates as an adverse party or adverse witness in any suit or other proceeding against Administrative Agent, any Co-Collateral Agent, any Lender or any other Secured Party, relating to the Obligations or any of the transactions contemplated by this Agreement, the Credit Agreement, the other Loan Documents, or any other documents, agreements or instruments executed in connection therewith or with this Agreement; and (d) the date on which notice of termination of this Agreement is delivered by Administrative Agent or Required Lenders, if any representation or warranty set forth in Section 15 of this Agreement is untrue, incorrect or misleading in any material respect when given.

“Inventory Blowout Sale” shall mean the general storewide sales to be conducted at the Continuing Stores with continuing replenishment of Inventory at certain of the Continuing Stores at levels contemplated by Section 4(g) of this Agreement.

“Inventory Receipts” shall mean, for any period, the sum of the value, at cost, of the amount of “DC Inventory,” “Front Store Inventory” and “Pharmacy Inventory” received by Borrowers during such period, which amounts are forecasted on lines 11, 20 and 26, respectively, of the Cash Flow Forecast.

“Liquidation Transactions” shall mean the Store Closure and the Closed Store Property Liquidation.

“Memphis Property” has the meaning given such term in the Recitals to this Agreement.

“Memphis Purchase Agreement” has the meaning given such term in the Recitals to this Agreement.

“Memphis Purchase Documents” has the meaning given such term in Section 11 of this Agreement.

“Memphis Sale” has the meaning given such term in the Recitals to this Agreement.

“Net Memphis Proceeds” has the meaning given such term in Section 11 of this Agreement.

“Payroll Taxes” shall mean all taxes and deposits required to be paid or withheld from the wages or salaries of Loan Parties’ employees.

“Purchaser” has the meaning given such term in the Recitals to this Agreement.

“Refinancing Transaction” has the meaning given such term in Section 4(m) of this Agreement.

“Releasees” has the meaning given such term in Section 19 of this Agreement.

“Releasor” has the meaning given such term in Section 19 of this Agreement.

“Sales Taxes” shall mean all sales taxes and liabilities, including any and all interest, fees and penalties relating thereto, that are required to be paid by Loan Parties and their Subsidiaries.

“Secured Party Consultant” has the meaning given such term in Section 13 of this Agreement.

“Stated Forbearance Termination Date” shall mean July 22, 2019.

“Stipulated Defaults” shall mean (a) the Events of Default occurring under Sections 8.1(d) and 8.1(o)(iii) of the Credit Agreement as a result of Borrowers’ commencement of the Liquidation Transactions in violation of Section 7.6 of the Credit Agreement, (b) the Event of Default occurring under Section 8.1(d) of the Credit Agreement as a result of Borrowers’ failure to deliver a Borrowing Base Certificate for the Fiscal Month ending February 2, 2019 on or before February 22, 2019 in accordance with Section 7 of the Addendum, as in effect prior to the effectiveness of this Agreement, (c) the Event of Default occurring under Section 8.1(c) of the Credit Agreement as a result of Borrowers’ error in the Borrowing Base Certificate for the Fiscal Month ending February 2, 2019, and (d) the Event of Default occurring under Section 8.1(d) of the Credit Agreement as a result of Borrowers’ failure to deliver an unqualified annual audit report (without a “going concern” or like qualification, exception or explanation and without any qualification or exception as to the scope of such audit) for Parent and its Subsidiaries for the Fiscal Year ending February 2, 2019 within 120 days after the end of such Fiscal Year in violation of Section 5.1(a) of the Credit Agreement.

“Store Closure” shall mean Borrowers’ closure of the Closed Stores.

“Store Closure Plan” has the meaning given such term in Section 4 hereof.

(b)           The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; to any of the Loan Documents shall include any and all amendments, modifications and supplements thereto and any and all restatements, extensions or renewals thereof; to any Person shall mean and include the successors and permitted assigns of such Person; to “including” and “include” shall be understood to mean “including, without limitation” (and, for purposes of this Agreement, the parties agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned); to the discretion of any Secured Party shall mean the sole and absolute discretion of such Secured Party; or to the time of day shall mean the time of day on the day in question in Atlanta, Georgia, unless otherwise expressly provided in this Agreement. Until the commencement of the Store Closure and Closed Store Property Liquidation, in each case with respect to the 104 retail stores listed on Exhibit B attached to this Agreement, references to the “Store Closure,” “Store Closure Plan,” “Closed Store Property Liquidation” and “Liquidation Transactions” shall not be deemed to include the closure of such 104 retail stores and the sale or other disposition outside the Ordinary Course of Business of the property located at such 104 retail stores.

2.           Acknowledgments and Stipulations by Loan Parties. Each Loan Party acknowledges, stipulates and agrees that (a) as of the close of business on May 14, 2019, the aggregate principal balance of Revolving Loans totaled $64,789,991.94, exclusive of interest, costs and attorneys’ fees chargeable to Borrowers under the Loan Documents, and the LC Obligations totaled $17,498,024.60; (b) all of the Obligations are absolutely due and owing by Loan Parties to Secured Parties without any defense, deduction, offset or counterclaim (and, to the extent such Loan Party had any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived); (c) the Stipulated Defaults have occurred and now exist under the Loan Documents and are continuing (other than with respect to the 104 retail stores listed on Exhibit B, for which the Store Closure has not yet commenced), each of which Events of Default is material; (d) the Loan Documents executed by such Loan Party are legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their terms; (e) the security interests and other Liens granted by such Loan Party to Administrative Agent, for the benefit of Secured Parties, in the Collateral are duly perfected, first priority security interests and Liens, having a first priority except as otherwise expressly provided in the Loan Documents; (f) each of the Recitals contained at the beginning of this Agreement is true and correct; and (g) prior to executing this Agreement, such Loan Party consulted with and had the benefit of advice of legal counsel of its own selection and has relied upon the advice of such counsel and in no part upon any representation of any Secured Party concerning the legal effects of this Agreement or any provision hereof.

3.            Agreement to Forbear.

(a)           If and for so long as each of the Forbearance Conditions is timely satisfied, and subject to the satisfaction of the conditions precedent set forth in Section 6 of this Agreement and the other terms and conditions contained herein, Administrative Agent, Co-Collateral Agents and Lenders each agrees that, during (and only during) the Forbearance Period, it will not, solely by reason of the existence of the Stipulated Defaults, (x) exercise any remedy available to such Secured Party under any of the Loan Documents or Applicable Law to accelerate the maturity of any of the Obligations, enforce collection from any Loan Party of any of the Obligations, repossess any of the Collateral, or, in the case of Administrative Agent, foreclose its security interest in or other Liens upon any Collateral, or (y) charge the Default Rate with respect to the principal balance of the Obligations; provided, however, that the foregoing forbearance shall not (i) restrict, impair or otherwise affect (A) the rights of Administrative Agent, at its election or at the direction of Required Lenders, to make demand for payment of any of the Obligations that exceed any limitations imposed under the Credit Agreement or the Addendum or that are payable on demand under the terms of any of the Loan Documents, give notice of the existence of any Event of Default to the holder of any Subordinated Debt in order to bar such holder from receiving, or any Loan Party from paying, any amount in respect of such Subordinated Debt, or charge or accrue interest at the Default Rate, (B) each Secured Party’s rights or remedies (including rights of setoff) under or with respect to any deposit account, blocked account, control account, bank agency, lockbox, letter of credit or other agreement to which such Secured Party is a party relating to any deposit or other account of any Loan Party or any letter of credit issued for any Loan Party’s account (including, in each case, in respect of an Account Control Event), (C) Administrative Agent’s, each Co-Collateral Agent’s and each Lender’s respective rights to administer the lending or banking relationship with Loan Parties under and in accordance with the Loan Documents and this Agreement, including the imposition, change, release or re-imposition of Reserves in such amounts and with respect to such matters as Administrative Agent or any Co-Collateral Agent may elect from time to time or the attachment of any conditions to the provision of Bank Products; (D) the right of Administrative Agent or any LC Issuer to require the LC Obligations to be Cash Collateralized in accordance with the Credit Agreement, or the right of any LC Issuer, with respect to any Letter of Credit containing an “evergreen” or auto-renewal feature, to deliver to the beneficiary thereof written notice that such LC Issuer intends not to renew such Letter of Credit upon its expiration; or (E) the rights of Administrative Agent, at its election or the direction of Required Lenders, to file, record, publish or deliver a notice of default or document of similar effect relating to any Event of Default that is not a Stipulated Default, or to take any Lien enforcement action as a consequence of any such Event of Default, or (ii) affect any restriction or prohibition in any of the Loan Documents on the right of any Loan Party to take or omit to take, or otherwise acquiesce in, certain actions, including any limitations, restriction, or prohibitions with respect to Restricted Payments, advancing monies to any Affiliate, repaying certain Subordinated Debt, consummating Acquisitions, making certain Investments, or making certain Asset Dispositions. Neither this Agreement nor Administrative Agent’s, Co-Collateral Agents’ and Lenders’ forbearance hereunder shall be deemed to be a waiver of or a consent to any Default or Event of Default.

(b)           Loan Parties acknowledge and agree that the Stipulated Defaults shall be existing and continuing until waived in writing by Administrative Agent and Lenders.

(c)           Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, and neither this Agreement nor the making of any loans or other extensions of credit simultaneously herewith or subsequent hereto shall be construed to: (i) impair the validity, perfection or priority of any Lien or security interest securing the Obligations; (ii) waive or impair any rights, powers or remedies of Administrative Agent, any Co-Collateral Agent or any Lender under the Credit Agreement, the other Loan Documents or Applicable Law upon the Forbearance Termination Date, with respect to the Stipulated Defaults or otherwise; (iii) constitute an agreement by Administrative Agent, any Co-Collateral Agent or any Lender or require Administrative Agent, any Co-Collateral Agents or any Lender to extend the Forbearance Period or further forbear from exercising their rights and remedies under the Credit Agreement, the other Loan Documents or Applicable Law, extend the Revolving Commitment Termination Date or the time for payment of any of the Obligations; (iv) require Administrative Agent, any Co-Collateral Agent or any Lender to make any loans or to make any other extensions of credit to the Borrowers after the occurrence of the Forbearance Termination Date, other than in Administrative Agent’s and each Lenders’ discretion; or (v) constitute a waiver of any right of Administrative Agent, Co-Collateral Agents and Lenders to insist on strict compliance by Loan Parties with each and every term, condition and covenant of this Agreement, the Credit Agreement and the other Loan Documents, except as expressly otherwise provided herein.

(d)           Each Loan Party acknowledges and agrees that the agreement of Administrative Agent, Co-Collateral Agents and Lenders to forbear from enforcing their rights and exercising their remedies with respect to the Stipulated Defaults pursuant to and as reflected in this Agreement, does not and shall not create (nor shall any Loan Party rely upon the existence of or claim or assert that there exists) any obligation of Administrative Agent, any Co-Collateral Agent or any Lender to consider or agree to any waiver or any other forbearance and, in the event that Administrative Agent, any Co-Collateral Agent or any Lender subsequently agrees to consider any waiver or any other forbearance, neither the existence of any prior forbearance or waiver, nor this Agreement, nor any other conduct of Administrative Agent, any Co-Collateral Agents or any Lender shall be of any force or effect on the consideration or decision with respect to any such requested waiver or forbearance, and none of Administrative Agent, any Co-Collateral Agent or any Lender shall have any obligation whatsoever to consider or agree to so forbear or to so waive any Default or Event of Default. In addition, none of (i) the execution and delivery of this Agreement, (ii) the actions of Administrative Agent, Co-Collateral Agents and Lenders in obtaining or analyzing any information from Loan Parties, whether or not related to consideration of any waiver, modification, forbearance or alteration of the Credit Agreement, any Default or Event of Default thereunder, or otherwise, including any discussions or negotiations (heretofore or, if any, hereafter) between Administrative Agent, any Co-Collateral Agent, any Lender or any other Secured Party and any Loan Party regarding any potential waiver, modification, forbearance or amendment related to the Credit Agreement, (iii) any failure of Administrative Agent, any Co-Collateral Agent or any Lender to enforce any of its rights or exercise any of its remedies under, pursuant or with respect to the Credit Agreement, the other Loan Documents or Applicable Law, nor (iv) any action, inaction, waiver, forbearance, amendment or other modification of or with respect to the Credit Agreement or the other Loan Documents, shall, except to the extent otherwise expressly provided herein or unless evidenced by a subsequent written agreement by Administrative Agent, Co-Collateral Agents, Lenders and Loan Parties (and then only to the extent provided by the express provisions thereof):

(A)          constitute a waiver by Administrative Agent, any Co-Collateral Agent or any Lender of, or an agreement by Administrative Agent, any Co-Collateral Agent or any Lender to forebear from enforcing any of their rights or exercising any of their remedies with respect to, any Default or Event of Default (other than as provided hereunder with respect to the Stipulated Defaults);

(B)          constitute a waiver by, or estoppel of, Administrative Agent, any Co-Collateral Agent or any Lender as to the satisfaction or lack of satisfaction of any covenant, term or condition set forth in the Credit Agreement or any other Loan Document; or

(C)          constitute an amendment to or modification of, or an agreement on the part of Administrative Agent, any Co-Collateral Agent or any Lender to enter into any amendment to or modification of, or an agreement to negotiate or continue to negotiate with respect to, the Credit Agreement or any other Loan Document or any amendment of any of the same.

4.            Forbearance Conditions. The following conditions shall constitute Forbearance Conditions, the timely and ongoing satisfaction of each and every one of which during the Forbearance Period shall be a condition to the agreement of Administrative Agent, Co-Collateral Agents and Lenders to forbear as set forth in Section 3 of this Agreement:

(a)           Each Loan Party duly and punctually observes, performs and discharges each and every obligation and covenant on its part to be performed under this Agreement and diligently and in good faith seeks to satisfy each of the conditions precedent in Section 6 of this Agreement;

(b)           No Event of Default occurs or exists other than the Stipulated Defaults;

(c)           Prior to the date hereof, Loan Parties engage (and thereafter shall retain the services of) a third-party turnaround consultant (the “Consultant”) who has expertise advising retail and pharmacy businesses (including in conducting store closure and liquidation sales similar to the Store Closure and Closed Store Property Liquidation) and who is otherwise satisfactory to Co-Collateral Agents (each Co-Collateral Agent hereby confirming that each of Berkeley Research Group and the engagement letter dated April 17, 2019 by and between Parent and Berkeley Research Group is satisfactory to such Co-Collateral Agent as of the date of this Agreement), pursuant to an engagement letter (i) containing a scope of services that is satisfactory to Co-Collateral Agents but in any event to include (A) the preparation of financial projections and the 13-week cash flow and Excess Availability forecast (including as required by Section 5.1(g) of the Credit Agreement (as in effect after giving effect to this Agreement)), which shall give effect to the Liquidation Transactions (the “Cash Flow Forecast”), (B) analysis and advice regarding the estimated expenses to be incurred by Loan Parties in connection with the Liquidation Transactions, including costs associated with lease termination payments to landlords, severance payments to employees, legal costs and other associated expenses and amounts related to the Store Closure, and the formulation of a strategy and timeline to implement the Store Closure in a manner designed to maximize the net recovery to be achieved in connection with the Closed Store Property Liquidation (the “Store Closure Plan”), (C) analysis and advice regarding the design and execution of the Liquidation Transactions, and (D) analysis and advice regarding negotiations with suppliers, landlords, investors and customers in connection with the Store Closure Plan, and (ii) authorizing and directing the Consultant to communicate and share information regarding all of the foregoing directly with Co-Collateral Agents and their advisors (subject to reasonable confidentiality protections in favor of Loan Parties); provided, that any such communications and information sharing shall be coordinated through Loan Parties and Loan Parties shall be entitled to participate;

(d)           Loan Parties shall update the Initial Cash Flow Forecast (as defined below) in accordance with Section 5.1(g) of the Credit Agreement (as amended by this Agreement), and, to the extent any such update is in form and substance satisfactory to Co-Collateral Agents, such update shall thereafter be deemed to be the “Cash Flow Forecast” hereunder;

(e)           On or before May 16, 2019, and on or before the Thursday of each week thereafter, Loan Parties deliver to Administrative Agent a narrative report (which report may be delivered verbally, including as part of the conference calls to be conducted pursuant to Section 4(l) of this Agreement) describing in reasonable detail the progress made to-date in implementing the Liquidation Transactions;

(f)           Until the Store Closure Plan and Closed Store Property Liquidation are complete, each Borrowing Base Certificate delivered by Loan Parties pursuant to Section 7 of the Addendum is prepared or approved by Consultant and separately itemizes eligible and ineligible Collateral located at or relating to the Closed Stores and eligible and ineligible Collateral located at or relating to Continuing Stores;

(g)           For each week during the Forbearance Period, Borrowers maintain an average of at least $220,000 of Inventory at each Continuing Store (other than the Continuing Stores identified as Xpress locations on Exhibit C), with such Inventory valued at Borrowers’ cost and such average being measured over such week;

(h)           (i) Borrowers’ total collections for any period of two weeks do not vary unfavorably by more than fifteen percent (15%) from the amount of “Total Collections” shown on line 6 of the Cash Flow Forecast for such period, (ii) the sum of Borrowers’ total operating disbursements and total non-operating disbursements for any period of two weeks does not vary unfavorably by more than fifteen percent (15%) from the sum of “Total Operating Disbursements” and “Total Non-Operating Disbursements” shown on lines 15 and 23, respectively, of the Cash Flow Forecast for such period, and (iii) Inventory Receipts for any week shall not be less than eighty-five percent (85%) of the forecasted Inventory Receipts shown on the Cash Flow Forecast for such week;

(i)            No representation or warranty made by any Loan Party in this Agreement proves to have been false or misleading in any material respect;

(j)            Each Loan Party timely (i) deducts from the wages of its employees and makes timely and proper deposits for all Payroll Taxes as the same became due and payable, and if, as and when requested to do so by Administrative Agent or any Co-Collateral Agent, provides Administrative Agent or such Co-Collateral Agent with proof of all deposits for Payroll Taxes, and (ii) pays (and sets aside appropriate reserves) all Sales Taxes as the same became due and payable, and if, as and when requested to do so by Administrative Agent or any Co-Collateral Agent, provides Administrative Agent or such Co-Collateral Agent with proof of all payment of Sales Taxes;

(k)           Each Loan Party complies with all Applicable Law in all material respects in connection with the Store Closure, the Closed Store Property Liquidation, and the Inventory Blowout Sale;

(l)            On dates certain to be agreed upon by Loan Parties, Administrative Agent and Co-Collateral Agents, the chief financial officer, the Consultant and such other authorized representatives of Loan Parties as may be requested by Administrative Agent and or any Co-Collateral Agent conduct (no less frequently than once every two weeks) conference calls with Administrative Agent, Co-Collateral Agents and Lenders to discuss the Cash Flow Forecast, any updates thereto, weekly cash flow reports delivered pursuant to Section 5.1(g) of the Credit Agreement, the financial operations and performance of Loan Parties’ business, and such other matters relating to Loan Parties as Administrative Agent or any Co-Collateral Agent shall reasonably request;

(m)          During the Forbearance Period, (i) Loan Parties and their advisors, on an uninterrupted basis, pursue commitments from third party financial institutions or other lenders for one or more credit facilities or other financing transactions, the net proceeds of which would be sufficient to result in the Payment in Full of the Obligations on or before July 22, 2019 (collectively, a “Refinancing Transaction”), (ii) as part of the conference calls to be conducted pursuant to Section 4(l) of this Agreement, Loan Parties and their advisors provide updates regarding their efforts to obtain a Refinancing Transaction, including prospective lenders contacted, diligence information provided, proposals or commitments received and the status of negotiation and documentation of such replacement financing, (iii) Loan Parties shall promptly provide copies of any such proposals, commitments or other documents to Administrative Agent and each Co-Collateral Agent, and (iv) on or before June 21, 2019, Loan Parties receive (and deliver copies thereof to Administrative Agent) one or more signed, binding and bona fide commitment letters for a Refinancing Transaction, which together are reasonably satisfactory to Administrative Agent and each Co-Collateral Agent (Administrative Agent and Co-Collateral Agents hereby confirming that, (x) to the extent any prospective lender for a Refinancing Transaction requests to retain Hilco Valuation Services or its affiliates to conduct any appraisal of the Collateral in connection with its proposed credit facility, Administrative Agent agrees (if requested by such appraiser) to waive the conflict of interest arising from the performance of such appraisal for such prospective lender while Hilco Valuation Service continues to perform certain services for Administrative Agent, pursuant to a waiver letter in form and substance reasonably satisfactory to Administrative Agent (provided that such waiver letter permits Hilco Valuation Services to continue its engagement with Administrative Agent), and (y) to the extent any prospective lender for a Refinancing Transaction requests to receive in connection with its proposed credit facility the field examination report dated April 8, 2019 prepared by Richter Consulting for Administrative Agent or its counsel, Administrative Agent agrees (if requested by Richter Consulting) to execute a non-reliance letter, in form and substance reasonably satisfactory to Administrative Agent, to consent to Richter Consulting’s release of such field examination report to such prospective lender (provided that, Loan Parties acknowledge and agree that the disclosure of such report shall not constitute a waiver of any privilege or confidentiality right that Administrative Agent may have with respect to any information other than such field examination report));

(n)           Each Loan Party remains able to pay and does pay, as the same becomes due and payable, all Indebtedness incurred by such Loan Party (subject to the any applicable subordination provisions applicable thereto);

(o)           No Person (i) institutes any involuntary Insolvency Proceeding against any Loan Party, (ii) files any injunction against any Loan Party or (iii) otherwise asserts any lien rights or other rights with respect to any Inventory or other Collateral or seizes or attempts to seize any Collateral;

(p)           No Loan Party takes any action (including consent) to (x) add any retail store (including any Continuing Store) to the Store Closure other than the Closed Stores, (y) retains any consultant or other Person (or expands the scope of any previously retained consultant or other Person (including SB360 Capital Partners, LLC)) to effectuate the closure of any retail store (including any Continuing Store) other than the Closed Stores, or (z) any other sale or liquidation of Collateral or store closure outside of Ordinary Course of Business, in each case, without the prior written consent of each Co-Collateral Agent in its discretion;

(q)           Upon the request of Administrative Agent or any Co-Collateral Agent at any time, Loan Parties conduct a physical inventory count, with results reviewed by and approved by a Secured Party Consultant and acceptable to Administrative Agent and each Co-Collateral Agent, and shall provide to Administrative Agent and Co-Collateral Agents with a report based on each such inventory count promptly upon completion thereof, together with such supporting information as Administrative Agent or any Co-Collateral Agent may reasonably request (it being understood that (x) the stock ledger of Loan Parties shall be adjusted as approved by the applicable Secured Party Consultant and acceptable to Administrative Agent and each Co-Collateral Agents and in a manner consistent with the results of any such physical inventory and (y) Administrative Agent and each Co-Collateral Agent may participate in and observe each inventory or physical count at the expense of Borrowers); and

(r)           If and to the extent any Loan Party pays a retainer to any legal counsel or other professional in connection with the Liquidation Transactions, bankruptcy or other insolvency planning or any other restructuring transaction, Loan Parties promptly deliver written notice thereof to Administrative Agent of the identity of the legal counsel or other professional receiving such retainer, the amount of such retainer, and the purpose of such engagement.

5.            Termination of Forbearance. Upon the occurrence of the Forbearance Termination Date, Administrative Agent’s, each Co-Collateral Agent’s and each Lender’s agreement to forbear as set forth in Section 3 of this Agreement shall, at Administrative Agent’s, any Co-Collateral Agent’s or any Lender’s election, but without further notice to or demand upon any Loan Party, terminate, and Administrative Agent, each Co-Collateral Agent and each Lender shall thereupon have and may exercise from time to time all of the remedies available to such Secured Party under the Loan Documents and Applicable Law as a consequence of an Event of Default, without further notice to or demand upon any Loan Party or any other Person. The employment by Secured Parties of a Person on matters unrelated to transactions involving the Loan Documents will not disqualify that Person from serving as a receiver for any Loan Party or any of the Collateral.

6.            Conditions Precedent. The following shall constitute conditions precedent, the satisfaction of each of which shall be required as a condition to Administrative Agent’s, each Co-Collateral Agent’s and each Lender’s obligations under this Agreement, including their agreement to forbear pursuant to Section 3 of this Agreement, the effectiveness of the amendments set forth in Section 9 and 10 of this Agreement, and the effectiveness of the consent set forth in Section 11 of this Agreement:

(a)           Administrative Agent shall have signed this Agreement and received counterparts of this Agreement duly executed by Loan Parties, Co-Collateral Agents and Lenders on or before May 15, 2019;

(b)           Administrative Agent shall have received a certificate of a duly authorized officer of each Loan Party, certifying (i) that an attached copy of resolutions authorizing execution and delivery of this Agreement and the Loan Documents contemplated hereby is true and complete, and that such resolutions are in full force and effect, were duly adopted by the appropriate governing body, have not been amended, modified, or revoked, and constitute all resolutions adopted with respect to this Agreement and the transactions contemplated hereby; and (ii) to the title, name, and signature of each Person authorized to sign this Agreement and any other Loan Document on behalf of such Loan Party;

(c)           Administrative Agent and each Co-Collateral Agent shall have received the initial 13-week cash flow forecast dated as of May 11, 2019 (the “Initial Cash Flow Forecast”), prepared by the Consultant, which shall be in form and substance satisfactory to Administrative Agent and each Co-Collateral Agent;

(d)           Borrowers shall have paid all fees then due and payable to Administrative Agent, each Co-Collateral Agent and each Lender pursuant to the Credit Agreement, this Agreement and any fee letter executed and delivered in connection herewith and, to the extent invoiced by Administrative Agent, any Co-Collateral Agent or any Lender not less than two (2) Business Days prior to the date of this Agreement, shall have reimbursed Administrative Agent, each Co-Collateral Agent and each Lender for all costs and expenses incurred by Administrative Agent, such Co-Collateral Agent or such Lender, as applicable, in connection with this Agreement, including the preparation, negotiation and execution of this Agreement and all accrued costs and expenses of consultants and financial advisors employed or retained by Administrative Agent, any Co-Collateral Agent or any Lender in connection with the restructuring of the Obligations and the negotiation of this Agreement;

(e)           All of the representations and warranties contained in this Agreement and that are made by each Loan Party are true, complete and accurate on the date hereof;

(f)            After giving effect to the terms of this Agreement, no Default or Event of Default shall have occurred and be continuing on the date hereof other than a Stipulated Default;

(g)           Administrative Agent and each Co-Collateral Agent shall have received true, correct and complete copies of (i) all engagement letters, fee arrangements and other agreements relating to the Liquidation Transactions between any Loan Party and each of SB360 Capital Partners, LLC, Malfitano Advisors, LLC, PJ Solomon, L.P., and PJ Solomon Securities, LLC (Loan Parties hereby representing and warranting to Administrative Agent and Lenders that copies of all such agreements were delivered to Administrative Agent and each Co-Collateral Agent on April 11, 2019), (ii) all engagement letters, fee arrangements and other agreements relating to the Liquidation Transactions between any Loan Party and Berkley Research Group (Loan Parties hereby representing and warranting to Administrative Agent and Lenders that a copy of such agreement were delivered to Administrative Agent and each Co-Collateral Agent on April 19, 2019); and (iii) any letters of intent, commitment letters or other documentation related to any pending or proposed Asset Disposition over $500,000 of any Loan Party in any Loan Party’s possession as of the date hereof (Loan Parties hereby representing and warranting to Administrative Agent and Lenders that copies of all such agreements were delivered to Administrative Agent and each Co-Collateral Agent on or before May 15, 2019); and

(h)           Administrative Agent and each Co-Collateral Agent shall have received all other documents, instruments, certificates and agreements (if any) as Administrative Agent or any Co-Collateral Agent shall have requested in connection with this Agreement and the transactions contemplated hereby, each in form and substance satisfactory to Administrative Agent and each Co-Collateral Agent.

7.            Extensions of Credit.

(a)           Revolving Loans. Lenders agree that, solely during the Forbearance Period and notwithstanding the occurrence and continuance of the Stipulated Defaults, Administrative Agent may require Lenders to honor a request for, and, if the Administrative Agent so requires that that Lenders honor such request, Lenders shall make, Revolving Loans available to Borrowers under the Credit Agreement (and, in the event that Administrative Agent requires Lenders to honor any such request, such Loan will be deemed properly requested for the purposes of Section 3.2 of the Credit Agreement). These agreements of Lenders under this Section 7(a) shall remain in effect with respect to any Revolving Loans made until the earlier of (x) the Forbearance Termination Date and (y) the date this authorization is revoked by Required Lenders pursuant to a writing delivered to Administrative Agent and each Lender. The provisions of this Section 7(a) are solely for the benefit of Administrative Agent, Co-Collateral Agents, and Lenders, and no Loan Party shall have any rights or benefits under this Section 7(a) (notwithstanding that these provisions are included in this Agreement), and no Loan Party shall have any rights as a third-party beneficiary of this Section 7(a), all of which are expressly waived by each Loan Party.

(b)           Letters of Credit. Notwithstanding anything to the contrary set forth in Section 7(a) of this Agreement, or any provision of the Credit Agreement, no LC Issuer shall have any obligation to issue, amend or renew any Letter of Credit on or after the date hereof, and the issuance, amendment or renewal of any Letter of Credit shall hereafter be at the respective discretion of the applicable LC Issuer and Administrative Agent. Lenders agrees that, to the extent that any LC Issuer, in its discretion and with the consent of Administrative Agent, elects to issue, amend or renew any Letter of Credit, such Letter of Credit shall constitute a “Letter of Credit” under (and as defined in) the Credit Agreement and shall be subject to the terms and conditions of the Credit Agreement and the other Loan Documents applicable to Letters of Credit. The agreements of Lenders under this Section 7(b) shall remain in effect with respect to any Letters of Credit issued until the earlier of (x) the Forbearance Termination Date and (y) the date this authorization is revoked by Required Lenders pursuant to a writing delivered to Administrative Agent and each Issuing Bank. The provisions of this Section 7(b) are solely for the benefit of Administrative Agent, Co-Collateral Agents, Lenders and Issuing Banks, and no Loan Party shall have any rights or benefits under this Section 7(b) (notwithstanding that these provisions are included in this Agreement), and no Loan Party shall have any rights as a third-party beneficiary of this Section 7(b), all of which are expressly waived by each Loan Party.

(c)           Reduction of Aggregate Revolving Commitments. Loan Parties acknowledge and agree that the Aggregate Revolving Commitments shall be reduced from $210,000,000 to $150,000,000 effective as of the Eighth Amendment Effective Date, shall be further reduced from $150,000,000 to $125,000,000 effective as of June 15, 2019 and shall be further reduced from $125,000,000 to $100,000,000 effective as of July 6, 2019, with each Lender’s share of any such reduction effective after the Eighth Amendment Effective Date in an amount equal to such Lender’s Pro Rata Share of the Aggregate Revolving Commitments multiplied by the amount of such reduction. Borrowers agree to execute and deliver amended and restated Revolving Notes and Swingline Notes to evidence any such reductions, promptly upon request of Administrative Agent or the applicable Lender from time to time.

(d)           Remittance of Proceeds of Property. Loan Parties acknowledge and agree that an Account Control Event has occurred and that all proceeds of Property of any Loan Party shall be remitted to a Collection Account for application to the Obligations. Nothing in this clause (d) shall constitute a consent by Administrative Agent, any Co-Collateral Agent or any Lender to the sale or other disposition by a Loan Party of any Property that is not otherwise expressly permitted by the terms of the Credit Agreement or the other Loan Documents (including provisions of this Agreement other than this clause (d)).

(e)           Calculation of Borrowing Base. Loan Parties acknowledge and agree that, for purposes of calculating the Borrowing Base from and after the date hereof, Administrative Agent and Lenders are authorized to use the lowest appraisal received or otherwise obtained from a nationally-recognized third party appraiser by Administrative Agent before or after the date hereof in determining the NOLV Percentage of Eligible Inventory and Eligible Pharmacy Scripts.

8.            Access to Information; Agreement to Cooperate. In addition to, and without in any way limiting the rights of Administrative Agent, any Co-Collateral Agent or any Lender under any of the Loan Documents, each Loan Party agrees to (a) give Administrative Agent and Co-Collateral Agents (including their respective employees, agents, advisors, attorneys, and consultants) reasonable access to offices, properties, officers, employees, accountants, auditors, counsel and other representatives and the books and records of such Loan Party; (b) furnish to Administrative Agent and each Co-Collateral Agent such financial, operating and Property related data and other information as Administrative Agent or any Co-Collateral Agent shall reasonably request; and (c) to the extent reasonable and coordinated through and with Loan Parties, instruct each Loan Party’s officers, accountants, auditors, counsel, financial advisors (including SB360 Capital Partners, LLC, Malfitano Advisors, LLC, PJ Solomon, and the Consultant) and other representatives to cooperate fully with, and upon request regularly consult with, Administrative Agent, each Co-Collateral Agent and their respective representatives in respect of the matters set forth in clauses (a) and (b) hereof. Each Loan Party covenants and agrees that such Loan Party shall fully cooperate with the Consultant (including in connection with the preparation of the Cash Flow Forecast).

9.            Amendments to Credit Agreement.

(a)           Amendment to Existing Definitions. Section 1.1 of the Credit Agreement is hereby amended by deleting the following definition therein in its entirety and by substituting the following in lieu thereof:

“Aggregate Revolving Commitments” shall mean, collectively, the Revolving Commitments of all Lenders. As of the Eighth Amendment Effective Date, the amount of the Aggregate Revolving Commitments is $150,000,000; provided, that the Aggregate Revolving Commitments shall be permanently reduced (without the consent or action of any party) (x) on June 15, 2019, from $150,000,000 to $125,000,000, and (y) on July 6, 2019, from $125,000,000 to $100,000,000, which reductions in the Aggregate Revolving Commitments shall be applied to reduce the Revolving Commitments of each Lender on a ratable basis in accordance with its Pro Rata Share of the Aggregate Revolving Commitments (immediately prior to giving effect to any such reduction). Effective as of the date of any such reduction in the Aggregate Revolving Commitments, Schedule 1 shall be deemed to be automatically amended to reflect such reduction.

(b)           Addition of New Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order, respectively:

“Eighth Amendment” shall mean that certain Forbearance Agreement, Eighth Amendment to Credit Agreement and Fourth Amendment to Amended and Restated Addendum to Credit Agreement dated as of the Eighth Amendment Effective Date, by and among Loan Parties, Administrative Agent, Co-Collateral Agents, and Lenders.

“Eighth Amendment Effective Date” shall mean May 15, 2019.

(c)           Amendment to Section 5.1 (Financial Statements and Other Information). Without limiting Administrative Agent’s right to require Loan Parties to provide additional information or reporting in accordance with the Credit Agreement, Section 5.1 of the Credit Agreement is hereby amended (i) replacing the reference to “30 days” in Section 5.1(b)(ii) of the Credit Agreement and by substituting in lieu thereof a reference to “35 days”, (ii) by deleting the word “and” set forth at the end of Section 5.1(f) of the Credit Agreement, (iii) by re-lettering Section 5.1(g) of the Credit Agreement as Section 5.1(h) of the Credit Agreement, and (iv) by adding a new Section 5.1(g) to the Credit Agreement as follows:

(g)           Beginning on May 17, 2019, no later than Friday of each week, a fully completed and executed rolling 13-week cash flow forecast, including variance information on a line item basis comparing the actual results for the prior week to the forecasted results for such week as set forth in the immediately preceding 13-week cash flow forecast, prepared (or approved) by the Consultant (as defined in the Eighth Amendment) and (from and after May 17, 2019) consisting of an update to the Initial Cash Flow Forecast (as defined in the Eighth Amendment) prepared pursuant to the requirements of the Eighth Amendment, and, in each case, in form and substance satisfactory to Administrative Agent, Co-Collateral Agents and Lenders for the thirteen (13) week period beginning on the immediately preceding Sunday, together with such additional supporting detail as Administrative Agent, any Co-Collateral Agent or any Lender may request; and

(d)           Amendment to Schedules. Schedule 1 to the Credit Agreement (Commitments) is hereby amended by deleting such schedule and substituting in lieu thereof Schedule 1 to this Agreement.

10.          Amendments to Addendum.

(a)           Amendments to Existing Definitions. Section 2 of the Addendum is hereby amended by deleting the following definitions therein in their entirety and by substituting the following in lieu thereof, respectively:

“Account Control Event” means the opening of business on April 15, 2019.

“Account Control Period” means the period beginning on the occurrence of an Account Control Event and ending on the date on which Borrowers cause Payment in Full of the Obligations.

“Applicable Margin” means, (i) as to Revolving Loans made as Base Rate Loans, three and one-quarter percent (3.25%) per annum, (ii) as to Revolving Loans made as LIBOR Loans, four and one-quarter percent (4.25%) per annum, and (iii) as to Revolving Loans made as LIR Loans, four and one-quarter percent (4.25%) per annum.

(b)           Amendment to Section 7 (Borrowing Base Reporting; Financial and Other Information). Section 7 of the Addendum is hereby amended by deleting such section in its entirety and by substituting the following in lieu thereof:

Section 7.             Borrowing Base Reporting; Financial and Other Information. Until Payment in Full of the Obligations, Borrowers shall deliver a fully completed and executed Borrowing Base Certificate prepared or approved by the Consultant (as defined in the Eighth Amendment) to Administrative Agent no later than the 25th day of each Fiscal Month, prepared as of the end of the immediately preceding Fiscal Month. Borrowers shall attach the following to each Borrowing Base Certificate, each of which shall be in form and substance satisfactory to Administrative Agent and certified by a Responsible Officer of Borrower Agent to be complete and accurate and in compliance with the terms of this Addendum and the other Loan Documents:

(a)           Accounts Receivable Reports. If requested by Administrative Agent, a report (in form and substance satisfactory to Administrative Agent) listing (A) all of Borrowers’ Accounts, Eligible Credit Card Receivables and Eligible Pharmacy Receivables as of the last Business Day of the applicable reporting period; (B) the amount, age, invoice date and due date of each Account on an original invoice and due date aging basis and showing all discounts, allowances, credits, authorized returns, and disputes; (C) the name and mailing address of each Account Debtor; (D) if requested by Administrative Agent from time to time, copies of all or a portion of the documents underlying or relating to Borrowers’ Accounts; and (E) such other information regarding Borrowers’ Accounts which Administrative Agent may request from time to time (each, an “Accounts Receivable Report”);

(b)           Inventory Reports. If requested by Administrative Agent, a report (in form and substance satisfactory to Administrative Agent) listing (A) all of Borrowers’ Inventory and all Eligible Inventory as of the last Business Day of the applicable reporting period; (B) the type, cost, and location of all such Inventory; (C) all of such Inventory which constitutes returned or repossessed Goods; (D) all Inventory which has not been timely sold in the Ordinary Course of Business; (E) all Inventory which is not located at Property owned or leased by a Borrower or that is in possession of any Person other than a Borrower and a description of the reason why such Inventory is so located or in the possession of such other Person; and (F) such other information regarding Borrowers’ Inventory (including Inventory agings) as Administrative Agent may request from time to time (each, an “Inventory Report”); and

(c)           Accounts Payable Reports. A report (in form and substance satisfactory to Administrative Agent) listing (A) each of Borrowers’ accounts payable; (B) the number of days which have elapsed since the original due date of such account payable; (C) the name and, if requested by Administrative Agent, address of each Person to whom such account payable is owed; and (D) if requested by Administrative Agent, such other information concerning Borrowers’ accounts payable as Administrative Agent may request from time to time (each, an “Accounts Payable Report”).

In addition to the foregoing, no later than the Friday of each week, beginning on May 17, 2019, Borrowers shall deliver to Administrative Agent an update to the most recent monthly Borrowing Base Certificate with respect to Borrowers’ Inventory as of the end of the preceding week (i.e., close of business on Saturday) substantially in the form of a Borrowing Base Certificate or in such other form as may be acceptable to Administrative Agent from time to time in its discretion (such Borrowing Base Certificate, as so updated, shall, for all purposes under this Addendum and the other Loan Documents, constitute the most recently delivered Borrowing Base Certificate hereunder).

(c)           Amendment to Section 10 (Financial Covenant). Section 10 of the Addendum is hereby amended by deleting such section in its entirety and by substituting the following in lieu thereof:

Section 10.            Financial Covenant. Until Payment in Full of the Obligations, Borrowers shall maintain at all times Excess Availability in an amount equal to not less than ten percent (10%) of the Aggregate Revolving Commitments at such time.

11.          Consent to Memphis Sale. Administrative Agent, Co-Collateral Agents and Lenders hereby consent to the execution, delivery and performance of the Memphis Sale Agreement and to the consummation of the Memphis Sale on the terms set forth therein, subject to the satisfaction by Loan Parties of all of the following terms and conditions in connection therewith, unless expressly waived in writing by Co-Collateral Agents, each in its discretion:

(a)           on or before the date that is two (2) Business Days prior to the consummation of the Memphis Sale (or such shorter period of time as may be satisfactory to Administrative Agent), Administrative Agent shall have received true, correct and complete executed copies or substantially final drafts, as the case may be, of (i) the Memphis Purchase Agreement and all amendments thereto (each of which amendments, including with respect to the purchase price thereunder, shall be in form and substance satisfactory to Administrative Agent), and (ii) each of the other agreements, documents or instruments executed or to be executed in connection therewith (collectively with the Memphis Purchase Agreement, the “Memphis Purchase Documents”), including a closing statement or funds flow memorandum with respect to the Memphis Sale, all of which Memphis Purchase Documents shall be in form and substance satisfactory to Administrative Agent;

(b)           on or before August 15, 2019 (or such later date as may be consented to by each Co-Collateral Agent in writing, each in its discretion), the Memphis Sale shall have been consummated by Loan Parties in accordance with the Memphis Purchase Documents delivered to Administrative Agent pursuant to the foregoing clause (a), with only such changes thereto as may have been disclosed to Administrative Agent and approved by Administrative Agent in writing (including with respect to the purchase price), and Administrative Agent shall have received in a Collection Account, for application to the Obligations, in immediately available funds, the proceeds of the Memphis Sale, net of any reasonable holdbacks or similar amounts contemplated by the Memphis Purchase Documents and other reasonable and customary closing and transaction costs incurred by Loan Parties in connection therewith (such net proceeds, the “Net Memphis Proceeds”);

(c)           to the extent any Loan Party enters into any lease with Purchaser for any part of the Memphis Property, (i) the landlord of such Real Estate shall, concurrently with the Loan Party’s execution of the applicable lease, execute and deliver to Administrative Agent a Third Party Agreement, in form and substance satisfactory to Administrative Agent, and (ii) to the extent Purchaser incurs Indebtedness that is secured by a mortgage on the Memphis Property, such mortgagee shall execute and deliver (x) to Administrative Agent a Third Party Agreement, in form and substance satisfactory to Administrative Agent, and (y) to the applicable Loan Party a non-disturbance agreement, in form and substance satisfactory to Administrative Agent; and

(d)           no Default or Event of Default shall exist at the time the Memphis Sale is consummated or shall result therefrom other than a Stipulated Default.

12.          Agreements Regarding Closed Store Property Liquidation and Inventory Blowout Sale. No Credit Card Receivables, Pharmacy Receivables or Pharmacy Scripts will be sold or otherwise disposed of pursuant to the Store Closure Plan, as part of the Closed Store Property Liquidation, or as part of the Inventory Blowout Sale, without the prior written consent of Co-Collateral Agents, each in its discretion.

13.          Consultants Engaged for Secured Parties. Each Loan Party acknowledges that Administrative Agent, or Administrative Agent’s legal counsel, has retained or intends to retain the services of Hilco Valuation Services and one or more other Persons (each, a “Secured Party Consultant”) to advise Secured Parties and Secured Parties’ counsel concerning various matters pertaining to, among other things, Loan Parties, their financial condition, business prospects, assets, liabilities and financial forecast; that no Secured Party Consultant has any authority to bind any Secured Party or any counsel to any Secured Party to any agreement with any Loan Party, to make any representations or warranties on behalf of any Secured Party or any counsel to any Secured Party, or otherwise to act on behalf of any Secured Party or any counsel to any Secured Party; and that each Secured Party Consultant may share with Secured Parties and Secured Parties’ counsel and other advisors any information obtained by such Secured Party Consultant during the course of the discharge of its engagement concerning Loan Parties, their financial condition, business, prospects, financial forecasts, or the Collateral. Each Loan Party agrees to provide each Secured Party Consultant with such information concerning such Loan Party, its financial condition, business prospects, forecasts, assets and liabilities as such Secured Party Consultant may request and agrees promptly to notify Administrative Agent if such Loan Party believes that any Secured Party Consultant has in any way taken any actions that such Loan Party believes are inappropriate, unlawful or harmful to such Loan Party’s business. Borrowers jointly and severally agree to reimburse Administrative Agent and Lenders (or their counsels) for any amounts that any of them pay to any Secured Party Consultant for any Secured Party Consultant’s fees and expenses. Each Loan Party acknowledges and agrees that neither any Secured Party nor any counsel to any Secured Party will have any liability for any wrongful acts of any Secured Party Consultant.

14.          Application of Proceeds. Each Loan Party hereby waives the right, if any, to direct the manner in which Administrative Agent applies any payments, or Collateral proceeds to the Obligations and agrees that Administrative Agent may apply and reapply all such payments, or proceeds to the Obligations as Administrative Agent in its discretion elects from time to time.

15.          Release of Reserves. Effective upon the receipt and approval by Co-Collateral Agents of one or more signed, binding and bona fide commitment letters for a Refinancing Transaction that satisfy the requirements of Section 4(m) of this Agreement, and so long as Loan Parties have not failed to satisfy any Forbearance Condition as of such date (excluding for avoidance of doubt any Forbearance Condition which on such date is not yet required to be satisfied), Bank of America, N.A., in its capacity as Co-Collateral Agent, and Regions Bank, in its capacity as Administrative Agent, agree to release a portion, in the amount of $10,000,000, of the Reserves that are in existence on the date of this Agreement; provided, that each Loan Party hereby acknowledges and agrees that the foregoing release shall in no way prohibit, or limit the right of, Administrative Agent or any Co-Collateral Agent from imposing, changing or re-imposing any Reserve before or after such date, in accordance with the Loan Documents.

16.          Representations and Warranties of Loan Parties. Each Loan Party represents and warrants to Administrative Agent, each Co-Collateral Agent, and each Lender, as an inducement to Administrative Agent, each Co-Collateral Agent, and each Lender to enter into this Agreement, that (a) no Default or Event of Default exists under the Loan Documents, except for Stipulated Defaults that are in existence on the date hereof; (b) subject to the existence of the Stipulated Defaults, the representations and warranties of such Loan Party contained in the Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof; (c) the execution, delivery and performance by such Loan Party of this Agreement and the consummation of the transactions contemplated hereby are within the entity power of such Loan Party and have been duly authorized by all necessary corporate or limited liability company action, as applicable, on the part of such Loan Party, do not require any approval or consent, or filing with, any governmental agency or authority, do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Loan Party is named or any provision of the Organizational Documents of such Loan Party and do not result in a breach of or constitute a default under any agreement or instrument to which such Loan Party is a party or by which it or any of its Properties is bound; (d) this Agreement constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms; (e) all Payroll Taxes required to be withheld from the wages of such Loan Party’s employees have been paid or deposited when due; (f) such Loan Party is entering into this Agreement freely and voluntarily with the advice of legal counsel of such Loan Party’s own choosing; (g) such Loan Party has freely and voluntarily agreed to the releases, waivers and undertakings set forth in this Agreement; and (h) no Loan Party intends to commence any Insolvency Proceeding.

17.          Reaffirmation of Obligations. Each Loan Party hereby ratifies and reaffirms the Loan Documents (including all of its covenants, duties, obligations and liabilities thereunder) and the Obligations.

18.          Specific Waivers. Each Loan Party hereby waives, to the fullest extent permitted by Applicable Law, (a) any and all rights to receive notice in connection with the enforcement by Administrative Agent of its security interests and other Liens with respect to any of the Collateral, and (b) the benefit of any statute of limitations or statute of repose that might otherwise bar the recovery of any of the Obligations from any one or more of them.

19.          Release of Claims; Covenant Not to Sue. To induce Administrative Agent, each Co-Collateral Agent, and each Lender to enter into this Agreement, each Loan Party, for itself and on behalf of such Loan Party’s officers, directors, subsidiaries, successors and assigns (collectively with each Loan Party, collectively, “Releasors” and, each individually, a “Releasor”), hereby releases, acquits and forever discharges each Releasee (as hereinafter defined) from any and all claims, demands, debts, liabilities, actions or causes of action of any kind (if any there be), whether absolute or contingent, due or to become due, disputed or undisputed, liquidated or unliquidated, at law or in equity, or known or unknown (collectively, “Claims”) that any Releasor now has, ever had or hereafter may have against any Secured Party in any capacity or any of such Secured Party’s officers, directors, employees, agents, attorneys, representatives, subsidiaries, affiliates and shareholders (collectively with each Secured Party, “Releasees”) based on any actions, inactions, transactions, or circumstances that have occurred on or before the date of this Agreement and that relate in any way to (i) any of the Obligations, Loan Documents or Collateral, (ii) any transaction, act or omission contemplated by or described in any Loan Documents or concluded thereunder, or (iii) any aspect of the dealings or relationships between or among any Loan Party, on the one hand, and any Secured Party, on the other hand, under or in connection with any Loan Document or any transaction, act or omission contemplated by or described in any Loan Document or concluded thereunder. The provisions of this Section 19 shall survive the Forbearance Termination Date, termination of any Loan Document, and Payment in Full of the Obligations. Each Loan Party, for itself and on behalf of such Loan Party’s successors, assigns and other legal representatives, hereby unconditionally and irrevocably agrees that such Loan Party will not sue any Releasee on the basis of any Claim released, remised and discharged pursuant to the foregoing provisions of this Section 19, and if any Loan Party or any of such Loan Party’s successors or assigns violates the foregoing covenant, each Loan Party, for itself and its successors and assigns, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and other costs incurred by any Releasee as a result of such violation. EACH LOAN PARTY EXPRESSLY WAIVES AND RELEASES ANY AND ALL PROVISIONS, RIGHTS AND BENEFITS UNDER ANY APPLICABLE LAW WHICH, IN THE ABSENCE OF SUCH WAIVER, WOULD BAR SUCH LOAN PARTY’S RELEASE OF ANY CLAIMS WHICH SUCH LOAN PARTY DOES NOT KNOW OF (NOR SUSPECT TO EXIST) IN ITS FAVOR AT THE TIME OF EXECUTING THIS AGREEMENT.

20.          Relationship of Parties; No Third Party Beneficiaries. Nothing in this Agreement shall be construed to alter the existing debtor-creditor relationship among Loan Parties and Administrative Agent, Co-Collateral Agents and Lenders. This Agreement is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the parties hereto. No Person other than a party hereto is intended to be a beneficiary hereof and no Person other than a party hereto shall be authorized to rely upon or enforce the terms of this Agreement.

21.          Entire Agreement; Amendments; Successors and Assigns; Modification of Agreement. This Agreement and the other Loan Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof; supersedes all other discussions, promises, representations, warranties, agreements and understandings between the parties with respect thereto; may not be modified, altered or amended except by agreement in writing signed by all the parties hereto; and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

22.          Construction; Section Headings. This Agreement has been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement nor any alleged ambiguity therein shall be interpreted or resolved against any party on the grounds that such party or its counsel drafted all or any part of this Agreement or based on any other rule of strict construction. Each of the parties represents that such party has carefully read this Agreement and all other instruments and agreements executed in connection herewith and that such party knows the contents hereof and has signed the same freely and voluntarily. Section titles and references contained in this Agreement have been inserted as a matter of convenience and for reference only and shall not control or affect the meaning or construction of any of the terms contained herein.

23.          Non-Waiver of Default. Neither Administrative Agent’s, any Co-Collateral Agent’s or any Lender’s forbearance hereunder nor any Lender’s election in its discretion to continue making of loans or other extensions of credit at any time to Borrowers under the Credit Agreement shall be deemed a waiver of or consent to the Stipulated Defaults or any other Event of Default. Each Loan Party agrees that such Events of Default shall not be deemed to have been waived, released or cured by virtue of any loans or other extensions of credit to any Borrower or each Lender’s, each Co-Collateral Agent’s and Administrative Agent’s agreement to forbear pursuant to the terms of this Agreement.

24.          No Novation, Accord or Satisfaction; Strict Compliance. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement and the other Loan Documents shall remain in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan Documents, the parties agree that the terms of each of the Loan Documents shall be strictly adhered to on and after the date hereof, except as expressly modified by this Agreement.

25.          Counterparts; Waiver of Notice of Acceptance. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute an original, but all of which taken together shall be one and the same instrument. In proving this Agreement or any of the Loan Documents, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Upon request by Administrative Agent, any electronic signature or delivery shall be promptly followed by a manually executed or paper document. Notice of Administrative Agent’s, each Co-Collateral Agent’s and each Lender’s acceptance hereof is hereby waived by each Loan Party.

26.          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to any conflict of law principles or other rule of law which would cause the application of the law of any jurisdiction other than the law of the State of Georgia (but giving effect to federal laws relating to national banks). This Agreement is intended to take effect as a sealed instrument under Georgia law.

27.          Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law; but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

28.          Reimbursement for Administrative Agent’s and Co-Collateral Agents’ Expenses. Borrowers agree to reimburse Administrative Agent and each Co-Collateral Agent, on demand, for all costs and expenses, including legal and consultant’s fees, incurred by Administrative Agent or such Co-Collateral Agent, as applicable, in connection with the drafting, negotiation, execution, closing and performance of this Agreement.

29.          Waiver of Jury Trial. To the fullest extent permitted by Applicable Law, each party hereto hereby waives the right to trial by jury in any action, suit, proceeding or counterclaim arising out of or related to this Agreement.

[Remainder of page intentionally left blank; signatures commence on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered under seal on the date first written above.

BORROWERS:

FRED’S, INC., a Tennessee corporation,
as “Borrower Agent” and a “Borrower”

By:	/s/ Joseph Anto
Name:	Joseph Anto
Title:	Chief Executive Officer

[CORPORATE SEAL]

FRED’S STORES OF TENNESSEE, INC.,
a Delaware corporation, as a “Borrower”

By:	/s/ Joseph Anto
Name:	Joseph Anto
Title:	Chief Executive Officer

[CORPORATE SEAL]

NATIONAL PHARMACEUTICAL NETWORK, INC., a Florida corporation, as a “Borrower”

By:	/s/ Joseph Anto
Name:	Joseph Anto
Title:	Chief Executive Officer

[CORPORATE SEAL]

REEVES-SAIN DRUG STORE, INC.,
a Tennessee corporation, as a “Borrower”

By:	/s/ Joseph Anto
Name:	Joseph Anto
Title:	Chief Executive Officer

[CORPORATE SEAL]

[Signatures continue on following pages.]

Forbearance Agreement, Eighth Amendment to Credit Agreement and Fourth Amendment to Amended and Restated Addendum to Credit Agreement (Fred’s)

GUARANTOR:

505 N. MAIN OPP, LLC,
a Delaware limited liability company, as a “Guarantor”

By:	/s/ Joseph Anto
Name:	Joseph Anto
Title:	Chief Executive Officer

[SEAL]

[Signatures continue on following pages.]

Forbearance Agreement, Eighth Amendment to Credit Agreement and Fourth Amendment to Amended and Restated Addendum to Credit Agreement (Fred’s)

ADMINISTRATIVE AGENT:

REGIONS BANK, as “Administrative Agent”

By:	/s/ Gene Wilson
Name:	Gene Wilson
Title:	Managing Director

[Signatures continue on following pages.]

Forbearance Agreement, Eighth Amendment to Credit Agreement and Fourth Amendment to Amended and Restated Addendum to Credit Agreement (Fred’s)

CO-COLLATERAL AGENTS:

REGIONS BANK, as a “Co-Collateral Agent”

By:	/s/ Gene Wilson
Name:	Gene Wilson
Title:	Managing Director

BANK OF AMERICA, N.A., as a “Co-Collateral Agent”

By:	/s/ Joseph Becker
Name:	Joseph Becker
Title:	Managing Director

[Signatures continue on following pages.]

Forbearance Agreement, Eighth Amendment to Credit Agreement and Fourth Amendment to Amended and Restated Addendum to Credit Agreement (Fred’s)

LENDERS:

REGIONS BANK, as a “Lender”

By:	/s/ Gene Wilson
Name:	Gene Wilson
Title:	Managing Director

BANK OF AMERICA, N.A., as a “Lender”

By:	/s/ Joseph Becker
Name:	Joseph Becker
Title:	Managing Director

Forbearance Agreement, Eighth Amendment to Credit Agreement and Fourth Amendment to Amended and Restated Addendum to Credit Agreement (Fred’s)

EXHIBIT A

Closed Stores

Store #	Location
1735	GREENWOOD, MS
1990	JACKSON, MS
3300	DECHERD, TN
1710	GONZALES, LA
1995	JACKSON, MS
1370	CENTER POINT AL (DFL), AL
2315	MURFREESBORO, TN
2285	MEMPHIS, TN - GETWELL
1740	GALLATIN, TN
2375	MCMINNVILLE, TN
2015	JONESBORO, AR
2328	MARION, NC
2620	PEARL, MS
1895	HOPE, AR
1620	FORREST CITY, AR
2915	SEARCY, AR
1725	GUNTERSVILLE, AL
1310	CONWAY, AR
2423	NEWPORT, TN
1285	COLUMBUS, MS
2973	SPRUCE PINES, NC
3405	YAZOO CITY, MS
2305	MEMPHIS, TN - SUMMER AVE
3043	THOMASVILLE, GA
2755	ROANOKE, AL
1745	GREENVILLE, MS
2645	PORTLAND, TN
1858	HORN LAKE, MS
1238	CLINTON, SC
1905	HATTIESBURG, MS
1148	BAINBRIDGE, GA
2220	LEBANON, TN
1788	GLADEWATER, TX
2660	PULASKI, TN
1530	EL DORADO, AR
3045	TUPELO, MS - VARSITY
1800	HARTSVILLE, TN
1475	DYERSBURG, TN
1243	CHESTER, SC
3075	TALLADEGA, AL
3290	WEST MEMPHIS, AR
1175	BROWNSVILLE, TN
2628	PICKENS, SC
1630	FOREST, MS
2893	SWAINSBORO, GA
1195	BLAKELY, GA
1290	CONWAY, AR
2143	LADSON, SC
Store #	Location
2180	LANETT, AL
2998	SYLACAUGA, AL
2610	PARAGOULD, AR
1545	ENTERPRISE, AL
2400	MURRAY, KY
2450	NATCHITOCHES, LA
3260	WEST POINT, MS
1438	ANNISTON, AL
1265	CLEVELAND, MS
2675	PRINCETON, KY
3080	TYLER, TX
3330	WHITEHOUSE, TX
1298	BYRAM, MS
1518	CLEVELAND, GA
3048	TUPELO, MS
2823	ROME, GA
1263	BRUNSWICK, GA
2038	JASPER, GA
2505	ORANGEBURG, SC
2555	PARIS, TN
1413	DAYTON, TN
1770	HAMMOND, LA
1875	HUEYTOWN, AL
2955	SELMER, TN
2420	NEWPORT, AR
2230	MAGEE, MS
2188	LIBERTY, SC
2630	PHILADELPHIA, MS
1360	COLLIERVILLE, TN
2458	NORTH AUGUSTA, SC
1845	HARRISON, AR
2158	LAFAYETTE, LA
2005	JACKSON, TN
2478	LANDRUM, SC
1610	COVINGTON, GA
3198	WAGONER, OK
2435	MCGREGOR, TX
1945	HODGES, SC
1230	CENTRE, AL
1340	COLUMBIA, MS
1033	ANDERSON, SC
2785	RUSSELL SPRINGS, KY
2643	PINEVILLE, LA
2538	FLORENCE, MS
2653	BOSSIER CITY, LA
2863	ST MARTINVILLE, LA
2088	FOLEY, AL
2578	PASCAGOULA, MS

Store #	Location
2028	GAUTIER, MS
3185	WESTLAKE, LA
2548	MT. PLEASANT, TN
2003	CARENCRO, LA
2058	CAMILLA, GA
1968	GREENVILLE, MS
1798	HINESVILLE, GA
2721	FRANKLIN, LA
2565	BATON ROUGE, LA
2793	DUNN, NC
2683	RIVERDALE, GA
2325	MOUNTAIN HOME, AR
2031	MCDONOUGH, GA
2707	MEDINA, TN
2790	RUSSELLVILLE, AL
2678	BLANCHARD, LA
2033	JASPER, TN
3108	TERRY, MS
2218	LINDALE, TX
1088	BENTON, IL
1205	BENTON, AR
2390	MENA, AR
1675	FLORENCE, AL
2905	STAMPS, AR
1810	CLARKSVILLE - HILLTOP, TN
1213	CALHOUN, GA
2408	MONROEVILLE, AL
3365	WOODBURY, TN
1428	DILLARD, GA
3055	TUSCUMBIA, AL
1078	ADEL, GA
2503	ODENVILLE, AL
3415	ZEBULON, GA
1925	IVA, SC
1313	BARNESVILLE, GA
2843	ROYSTON, GA
2510	OSCEOLA, AR
2700	QUITMAN, GA
2103	KINGSLAND, GA
1855	HOPKINSVILLE, KY
1225	CAPE GIRARDEAU, MO
2380	MONROE, LA
2113	KILGORE, TX
2800	RINGGOLD, GA
2508	OCEAN SPRINGS, MS
1215	CABOT, AR
2805	RUSSELLVILLE, AR
1840	HOOVER, AL
1270	COLUMBUS, MS
2635	POPLAR BLUFF, MO
2680	PRESCOTT, AR
2080	JONESBORO, LA
Store #	Location
2250	MARION, AL
1350	CORDELE, GA
1850	HOLLY SPRINGS, MS
1170	BROOKHAVEN, MS
1365	CEDARTOWN, GA
3030	TUNNEL HILL, GA
1010	ABERDEEN, MS
1260	COLDWATER, MS
1670	FLORENCE, AL
6019	LELAND, MS (GD&D)
2713	MERIDIAN, MS

EXHIBIT B

Closed Stores (Wave II)

Store #	Location	Address	City	State
3340	WHITE HALL, AR	8515 DOLLARWAY RD	WHITE HALL	AR
1020	AMORY, MS	905 HIGHWAY 278 E	AMORY	MS
2960	STARKVILLE, MS	605 S JACKSON ST	STARKVILLE	MS
1718	GREENBRIAR, AR	57 S BROADVIEW ST	GREENBRIER	AR
1773	HASKELL, AR	6027 HIGHWAY 67	HASKELL	AR
1785	HAYTI, MO	603 E WASHINGTON ST	HAYTI	MO
2355	MONROE, LA	1701 N 18TH ST	MONROE	LA
1993	JACKSBORO, TX	618 N MAIN ST	JACKSBORO	TX
1820	HANCEVILLE, AL	802 MAIN ST NE	HANCEVILLE	AL
2855	RUTHERFORDTON, NC	150 PARK LANE DR	RUTHERFORDTON	NC
3110	UNION CITY, TN	1405 S HOME ST	UNION CITY	TN
1410	DOTHAN, AL	2146 S OATES ST	DOTHAN	AL
1168	BROOKHAVEN, MS	964 BROOKWAY BLVD	BROOKHAVEN	MS
2208	LYMAN, SC	200 SPARTANBURG HWY	LYMAN	SC
3065	TIFTON, GA	1442 TIFT AVE N	TIFTON	GA
2633	PIEDMONT, SC	908 ANDERSON ST	PIEDMONT	SC
1393	COLBERT, GA	15 COLBERT BUSINESS PKWY W	COLBERT	GA
1100	BARTLETT, TN	6064 STAGE RD	BARTLETT	TN
1468	DOUGLAS, GA	813 BOWENS MILL RD SE	DOUGLAS	GA
1030	ALICEVILLE, AL	105 MEMORIAL PARKWAY WEST	ALICEVILLE	AL
2520	OXFORD, MS	1930 UNIVERSITY AVE	OXFORD	MS
2155	LAFAYETTE, TN	1109 SCOTTSVILLE RD	LAFAYETTE	TN
1965	MUNFORDVILLE, KY	1181 MAIN ST	MUNFORDVILLE	KY
1673	CHESTERFIELD, SC	2404 WEST BLVD	CHESTERFIELD	SC
2293	MELBOURNE, AR	609 EAST MAIN STREET	MELBOURNE	AR
2523	MOULTRIE, GA	2601 S MAIN ST	MOULTRIE	GA
1790	HERNANDO, MS	6 E COMMERCE ST	HERNANDO	MS
2543	LEESBURG, GA	118 ROBERT B LEE DRIVE	LEESBURG	GA
1330	CORINTH, MS	2040 E SHILOH RD	CORINTH	MS
2333	MOSS BLUFF, LA	899 N HIGHWAY 171	MOSS BLUFF	LA
1090	BRANDON/PEARL, MS	5760 HIGHWAY 80 E	PEARL	MS
2145	LITTLE ROCK, AR	15700 ARCH ST	LITTLE ROCK	AR
1515	ELDORADO, IL	1021 HWY 45 NORTH	EL DORADO	IL
2248	MILTON, FL	6522 CAROLINE ST	MILTON	FL
1143	BREESE, IL	6 N 4TH ST	BREESE	IL
1628	ETOWAH, TN	733 LAWRENCE ST	ETOWAH	TN

Store #	Location	Address	City	State
2270	MALVERN, AR	110 N MAIN ST	MALVERN	AR
1823	HATTIESBURG, MS	5266 OLD HIGHWAY 11	HATTIESBURG	MS
3145	VANCLEAVE, MS	12201 HIGHWAY 57	VANCLEAVE	MS
1535	EAST BREWTON, AL	802 FORREST AVE	EAST BREWTON	AL
1053	ROME, GA	3233 MARTHA BERRY HWY NW	ROME	GA
2055	JESUP, GA	650 W CHERRY ST	JESUP	GA
1870	HUMBOLDT, TN	2549 N CENTRAL AVE	HUMBOLDT	TN
2235	MARSHALL, AR	1002 HIGHWAY 65 N	MARSHALL	AR
2295	MARION, AR	2695 STATE HIGHWAY 77 S	MARION	AR
1485	BISHOPVILLE, SC	618 SUMTER HWY	BISHOPVILLE	SC
2820	ROBERTSDALE, AL	17870 BALDWIN FARMS PL	ROBERTSDALE	AL
2883	SPARTA, TN	159 W TURN TABLE RD	SPARTA	TN
3063	TUPELO, MS	1317 E MAIN ST	TUPELO	MS
1933	ECLECTIC, AL	1734 KOWALIGA RD	ECLECTIC	AL
1103	BAXLEY, GA	875 S MAIN ST	BAXLEY	GA
2880	SAVANNAH, TN	1103 FLORENCE RD	SAVANNAH	TN
1488	CRYSTAL SPRINGS, MS	25096 HIGHWAY 51	CRYSTAL SPRINGS	MS
1625	BRIDGEPORT, TX	801 TURKEY CREEK TRL	BRIDGEPORT	TX
1240	CENTERVILLE, TN	1797 HWY 100 EAST	CENTERVILLE	TN
1288	CONYERS, GA, GA	425 SIGMAN RD NW	CONYERS	GA
1380	COLUMBIA, TN	425 W 7TH ST	COLUMBIA	TN
3255	WEST MONROE, LA	2615 N 7TH ST	WEST MONROE	LA
1110	BASTROP, LA	2017 E MADISON AVE	BASTROP	LA
1783	GASTON, SC	106 JIMMY MARTIN CIR	GASTON	SC
2138	LIVE OAK, FL	1535 OHIO AVE S	LIVE OAK	FL
2885	SPRINGFIELD, KY	1117 LINCOLN PARK RD	SPRINGFIELD	KY
1605	CAMDEN, SC	1521 JEFFERSON DAVIS HWY	CAMDEN	SC
3013	THOMASTON, GA	1090 HIGHWAY 19 N	THOMASTON	GA
2013	BRANDON, MS	1898 SPILLWAY RD	BRANDON	MS
2020	JONESBORO, AR	4212 E JOHNSON AVE	JONESBORO	AR
2465	NEWBERRY, SC	1827 WILSON RD	NEWBERRY	SC
1940	GREEN COVE SPRINGS, FL	1435 S ORANGE AVE	GREEN CV SPGS	FL
1868	HALLSVILLE, TX	1000 W MAIN ST	HALLSVILLE	TX
1128	HICKORY, NC	2350 SPRINGS RD NE	HICKORY	NC
2875	SUMTER, SC	209 BROAD ST	SUMTER	SC
2900	SARDIS, MS	401 E LEE ST	SARDIS	MS
1025	ALBANY, GA	1001 N SLAPPEY BLVD	ALBANY	GA

Store #	Location	Address	City	State
2935	SENATOBIA, MS	102 NORFLEET DR	SENATOBIA	MS
2268	MAGNOLIA, AR	406 W MAIN ST	MAGNOLIA	AR
2370	MONTICELLO, AR	406 HIGHWAY 425 S	MONTICELLO	AR
3115	VALDOSTA, GA	4401 Bemiss Road	Valdosta	GA
1743	GRAMBLING, LA	7616 HIGHWAY 80	RUSTON	LA
1478	DUBLIN, GA	122 HILLCREST PKWY	DUBLIN	GA
2040	JACKSONVILLE, AR	428 S JAMES ST	JACKSONVILLE	AR
2518	MARKSVILLE, LA	306 MOREAU ST	MARKSVILLE	LA
1555	ESCATAWPA, MS	7833 HWY 613	Moss Point	MS
1498	ASHVILLE, AL	35360 US HIGHWAY 231	ASHVILLE	AL
1140	BOSSIER CITY, LA	1882 AIRLINE DR	BOSSIER CITY	LA
1255	CLINTON, MS	200 CLINTON BLVD	CLINTON	MS
3350	WOODRUFF, SC	505 LAURENS RD	WOODRUFF	SC
2618	PINE BLUFF, AR	1701 COMMERCE RD	PINE BLUFF	AR
1860	HUNTINGDON, TN	535 HIGH ST	HUNTINGDON	TN
2975	SWEETWATER, TN	522 S MAIN ST	SWEETWATER	TN
2528	MAYFLOWER, AR	652 HIGHWAY 365	MAYFLOWER	AR
2668	PRATTVILLE, AL	715 E MAIN ST	PRATTVILLE	AL
1835	HAZLEHURST, MS	140 TRADE CENTER LN	HAZLEHURST	MS
3270	WEST MONROE, LA	207 WASHINGTON ST	WEST MONROE	LA
2553	OCILLA, GA	224 E. 4th Street	Ocilla	GA
1208	AUGUSTA, AR	1302 HIGHWAY 64 E	AUGUSTA	AR
2693	MACON, GA	6109 HOUSTON RD	MACON	GA
2290	MEMPHIS, TN - QUINCE	4589 QUINCE RD	MEMPHIS	TN
3345	WHITE OAK, TX	605 E US HIGHWAY 80	WHITE OAK	TX
2245	MILAN, TN	5028 S 1ST ST	MILAN	TN
2595	PEA RIDGE, AR	198 N CURTIS AVE	PEA RIDGE	AR
2560	MEMPHIS, TN (WINCHESTER)	7143 Winchester Road	Memphis	TN
3005	TIOGA, LA	4828 SHREVEPORT HWY	TIOGA	LA
2945	SOUTHAVEN, MS	8912 NORTHWEST DR	SOUTHAVEN	MS
2563	MEMPHIS, TN (QUINCE/KIRBY)	6500 Quince Road	Memphis	TN

EXHIBIT C

Continuing Stores

Store #	Location	Address	City	State	Xpress location
3240	WINONA, MS	603 MIDDLETON RD	WINONA	MS
1178	BRYSON CITY, NC	250 HIGHWAY 19 S	BRYSON CITY	NC
2500	OLIVE BRANCH, MS	7105 HIGHWAY 305 N	OLIVE BRANCH	MS
1758	GLENNVILLE, GA	726 N VETERANS BLVD.	GLENNVILLE	GA
1300	CLARKSDALE, MS	236 DESOTO AVE	CLARKSDALE	MS
2711	PARSONS, TN	501 TENNESSEE AVE N	PARSONS	TN
1135	BATESVILLE, MS	475 HIGHWAY 6 E	BATESVILLE	MS
1923	GRAY, GA	106 BARKER RD	GRAY	GA
1163	BONIFAY, FL	1718 S WAUKESHA ST	BONIFAY	FL
3310	WARREN, AR	507 W PINE ST	WARREN	AR
1665	FRANKLINTON, LA	708 WASHINGTON ST	FRANKLINTON	LA
1765	HENDERSON, TN	535 W MAIN ST	HENDERSON	TN
2308	METTER, GA	978 S.E. BROAD ST.	METTER	GA
2388	MOUNTAIN CITY, TN	100 PIONEER VILLAGE DR	MOUNTAIN CITY	TN
1035	ARCADIA, LA	1311 HAZEL ST	ARCADIA	LA
2993	SYLVANIA, GA	518 W OGEECHEE ST	SYLVANIA	GA
1608	DUMAS, AR	611 HIGHWAY 65 S	DUMAS	AR
1520	EUPORA, MS	1960 VETERANS MEMORIAL BLVD	EUPORA	MS
2615	PIGGOTT, AR	303 E MAIN ST	PIGGOTT	AR
3210	WATER VALLEY, MS	109 DUNCAN ST	WATER VALLEY	MS
1295	COLUMBIA, LA	8155 HIGHWAY 165	COLUMBIA	LA
2405	MORTON, MS	5186 HIGHWAY 80	MORTON	MS
1403	DADEVILLE, AL	17916 HIGHWAY 280	DADEVILLE	AL
2335	MONROE, LA	522 LINCOLN RD	MONROE	LA
3225	WAYNESBORO, TN	307 HIGHWAY 64 E	WAYNESBORO	TN
1950	LINEVILLE, AL	50 TALLADEGA ST	LINEVILLE	AL
1218	CADIZ, KY	1938 MAIN ST	CADIZ	KY
1408	DAINGERFIELD, TX	218 WATSON BLVD	DAINGERFIELD	TX
2203	LUVERNE, AL	821 S FOREST AVE	LUVERNE	AL
1145	BRUCE, MS	403 W CALHOUN ST	BRUCE	MS
1763	HEADLAND, AL	804 CLEVELAND ST	HEADLAND	AL
1440	DOVER, TN	1560 DONELSON PKWY	DOVER	TN
1550	ERIN, TN	885 E MAIN ST	ERIN	TN

Store #	Location	Address	City	State	Xpress location
2373	MONTEVALLO, AL	4559 HIGHWAY 25	MONTEVALLO	AL
1505	EAST PRAIRIE, MO	125 PRAIRIE DR	EAST PRAIRIE	MO
2395	MENDENHALL, MS	3050 SIMPSON HIGHWAY 13	MENDENHALL	MS
2990	ST FRANCISVILLE, LA	7139 U S HIGHWAY 61	SAINT FRANCISVILLE	LA
1400	COUNCE, TN	9810 HIGHWAY 57	COUNCE	TN
2745	REIDSVILLE, GA	139 W BRAZELL ST	REIDSVILLE	GA
1405	DARIEN, GA	1038 RIVER DR SW	DARIEN	GA
2350	MIDFIELD, AL	165 BESSEMER SUPER HWY	MIDFIELD	AL
2318	MILLEN, GA, GA	506 US HIGHWAY 25 N	MILLEN	GA
1460	DONALSONVILLE, GA	421 W 3RD ST	DONALSONVILLE	GA
1540	ELBA, AL	996 HIGHWAY 203	ELBA	AL
1108	BAMBERG, SC	3606 MAIN HWY	BAMBERG	SC
1585	FAIRFIELD, TX	375 W HWY 84	FAIRFIELD	TX
1913	HONEA PATH, SC	518 E GREER ST	HONEA PATH	SC
2168	LAKLAND, GA	512 S VALDOSTA RD	LAKELAND	GA
3170	VARNVILLE, SC	181 W CAROLINA AVE	VARNVILLE	SC
3200	WARRIOR, AL	204 KEMP DR	WARRIOR	AL
1803	HAWKINSVILLE, GA	521 BROAD ST	HAWKINSVILLE	GA
2173	LENOIR, NC	1346 NORWOOD ST SW	LENOIR	NC
1015	ASHBURN, GA	316 E WASHINGTON AVE	ASHBURN	GA
2078	JOHNSONVILLE, SC	198 STUCKEY ST	JOHNSONVILLE	SC
1830	HIAWASSEE, GA	534 BELL CREEK RD	HIAWASSEE	GA
2253	MADISON, FL	935 E US 90	MADISON	FL
2695	PURVIS, MS	509 HIGHWAY 589	PURVIS	MS
2160	LAKE VILLAGE, AR	1218 S HWY 65	LAKE VILLAGE	AR
1278	COLLINS, MS	1211 S FIR AVE	COLLINS	MS
2868	SALUDA, SC	437 N MAIN ST	SALUDA	SC
2740	RAINSVILLE, AL	584 MCCURDY AVE S	RAINSVILLE	AL
2798	RUSTON, LA	2019 FARMERVILLE HWY	RUSTON	LA
2970	SOMERVILLE, TN	16280 HWY 64	SOMERVILLE	TN
1153	BLACKSHEAR, GA	3764 HWY 84 EAST	BLACKSHEAR	GA
1533	BENTON, LA	5604 HIGHWAY 3	BENTON	LA
2215	LINDEN, TN	308 SQUIRREL HOLLOW DR	LINDEN	TN

Store #	Location	Address	City	State	Xpress location
2758	ROGERSVILLE, AL	16100 HIGHWAY 72	ROGERSVILLE	AL
2365	MONTICELLO, MS	1509 W BROAD ST	MONTICELLO	MS
1280	CHATSWORTH, GA	1009 N 3RD AVE	CHATSWORTH	GA
2575	POPLARVILLE, MS	1388 SOUTH MAIN STREET	POPLARVILLE	MS
3050	TRENTON, TN	2045 HWY 45 BYPASS	TRENTON	TN
1433	CHESEE, SC	401 S ALABAMA AVE	CHESNEE	SC
2133	ALBANY, GA	1705 PHILEMA RD S	ALBANY	GA
1430	DALEVILLE, AL	340 VIRGINIA AVE	DALEVILLE	AL
1193	BURNSVILLE, NC	BURNSVILLE PLAZA	BURNSVILLE	NC
1093	BELTON, SC	116 RIVER ST	BELTON	SC
1325	CLAXTON, GA	413 N DUVAL ST	CLAXTON	GA
2980	STAR CITY, AR	1309 N LINCOLN AVE	STAR CITY	AR
2488	MCCOMB, MS	1618 DELAWARE AVE	MCCOMB	MS
2385	HELENA, GA	124 8TH STREET	HELENA	GA
2540	OPP, AL	505 N MAIN ST	OPP	AL
2715	CHARLESTON, MS	304 W MAIN ST	CHARLESTON	MS
1258	CITRONELLE, AL	19580 N 3RD ST	CITRONELLE	AL
2655	PORTAGEVILLE, MO	422 W HWY 162	PORTAGEVILLE	MO
1070	ARLINGTON, TN	11888 US 70	ARLINGTON	TN
1500	EDGEFIELD, SC	227 COLUMBIA RD	EDGEFIELD	SC
2063	HOMERVILLE, GA	369 S CHURCH ST	HOMERVILLE	GA
1358	CUTHBERT, GA	101 N WEBSTER ST	CUTHBERT	GA
2410	NEW ALBANY, MS	126 MAIN ST W	NEW ALBANY	MS
1538	EAST DUBLIN, GA	705 CENTRAL DR	EAST DUBLIN	GA
2360	MCKENZIE, TN	87 MAIN ST S	MC KENZIE	TN
2445	NATCHEZ, MS	31 SGT PRENTISS DR	NATCHEZ	MS
1715	GUIN, AL	7250 US HIGHWAY 43	GUIN	AL
1188	BURKESVILLE, KY	260 KEEN ST	BURKESVILLE	KY
1865	HARRISBURG, AR	1301 N ILLINOIS ST	HARRISBURG	AR
3280	PELZER, SC	297 SC-20	WILLIAMSTON	SC
2178	PHENIX CITY, AL	3920 US HIGHWAY 80 W	PHENIX CITY	AL
1753	GREENWOOD, MS	2616 HIGHWAY 82 E	GREENWOOD	MS
2750	RED BAY, AL	525 4TH AVE SE	RED BAY	AL
2870	SALTILLO, MS	111 WILLOW CREEK RD	SALTILLO	MS
1415	DAWSON, GA	839 FORRESTER DR SE	DAWSON	GA
1198	BYRON, GA	214 US HWY 49	BYRON	GA
1125	BAY SPRINGS, MS	2675 HIGHWAY 15	BAY SPRINGS	MS
2650	PINE BLUFF, AR	2809 S CAMDEN RD	PINE BLUFF	AR

Store #	Location	Address	City	State	Xpress location
2330	MARKED TREE, AR	103 DAWSON ST	MARKED TREE	AR
2255	MONTEAGLE, TN	750 W MAIN ST	MONTEAGLE	TN
1220	CARTHAGE, MS	300 S PEARL ST	CARTHAGE	MS
1113	ANDREWS, SC	311 E MAIN ST	ANDREWS	SC
2743	RAINBOW CITY, AL	110 SUTTON SQ	RAINBOW CITY	AL
2210	LOUISVILLE, MS	2115 S CHURCH AVE	LOUISVILLE	MS
1043	ALMA, GA	104 WILLIAMS ST	ALMA	GA
1055	ANDREWS, NC	118 MAIN ST	ANDREWS	NC
2995	SYLVESTER, GA	204 E KELLY ST	SYLVESTER	GA
1873	GREENSBORO, GA	203 N MAIN ST	GREENSBORO	GA
2148	LAKE PARK, GA	365 LAKES BLVD	LAKE PARK	GA
3078	STERLINGTON, LA	1320 HIGHWAY 2	STERLINGTON	LA
2590	PIKEVILLE, TN	327 MAIN ST	PIKEVILLE	TN
2098	BYHALIA, MS	15 STONEWALL RD	BYHALIA	MS
2895	SUMRALL, MS	4233 ROCKY BRANCH RD	SUMRALL	MS
1158	BAYOU LA BATRE, AL	13210 N WINTZELL AVE	BAYOU LA BATRE	AL
1210	CANTON, MS	229 N UNION ST	CANTON	MS
2053	JACKSON, MS	6230 OLD CANTON RD	JACKSON	MS
1918	HOGANSVILLE, GA	2001 BAILEY	HOGANSVILLE	GA
1080	BUTLER, AL	307 N MULBERRY AVE	BUTLER	AL
2035	JASPER, AL	280 HIGHWAY 78 W	JASPER	AL
3205	WASHINGTON, GA	923 N BYPASS E	WASHINGTON	GA
1825	HAUGHTON, LA	1075 HIGHWAY 80	HAUGHTON	LA
1700	FLORA, MS	101 MANSKER DR	FLORA	MS
2378	MONTICELLO, FL	1150 N JEFFERSON ST	MONTICELLO	FL
2185	LIVINGSTON, TN	890 OVERTON PLZ	LIVINGSTON	TN
2640	PONTOTOC, MS	170 HIGHWAY 15 N	PONTOTOC	MS
3020	TUNICA, MS	1038 US 61	TUNICA	MS
2265	MANILA, AR	801 HWY 77	MANILA	AR
2873	SHELBY, NC	1528 S LAFAYETTE ST	SHELBY	NC
1160	BELZONI, MS	520 N HAYDEN ST	BELZONI	MS
3010	TIPTONVILLE, TN	730 EVERETT ST	TIPTONVILLE	TN
1900	HALEYVILLE, AL	916 21ST ST	HALEYVILLE	AL
1328	COMMERCE, GA	185 S ELM ST	COMMERCE	GA
1348	CARTHAGE, NC	102 MCREYNOLDS ST	CARTHAGE	NC
1273	COLUMBUS, GA	1900 AUBURN AVE	COLUMBUS	GA
3370	WRENS, GA	605 N MAIN ST	WRENS	GA
2105	KINGSTREE, SC	480 NELSON BLVD	KINGSTREE	SC

Store #	Location	Address	City	State	Xpress location
1027	ABBEVILLE, SC	763 HIGHWAY 28 BYP STE 22	ABBEVILLE	SC
3250	WESTMORELAND, TN	5634 AUSTIN PEAY HWY	WESTMORELAND	TN
1503	ALAMO, TN	1200 W CHURCH ST	ALAMO	TN
1915	HEFLIN, AL	731 ROSS ST	HEFLIN	AL
3073	STATESBORO, GA	2974 NORTHSIDE DR WEST	STATESBORO	GA
2717	MARKS, MS	1098 MARTIN LUTHER KING DR	Marks	MS
1495	CHICKAMAUGA, GA	93 BETTY DR	CHICKAMAUGA	GA
1588	BALDWYN, MS	441 N 4TH ST	BALDWYN	MS
1233	ADAIRSVILLE, GA	5132 JOE FRANK HARRIS PKWY NW	ADAIRSVILLE	GA
2513	MOODY, AL	1001 CROSSROADS PLAZA DR	MOODY	AL
1703	GREENWOOD, SC	2544 HIGHWAY 25 S	GREENWOOD	SC
2958	SOCIAL CIRCLE, GA	1567 N CHEROKEE RD	SOCIAL CIRCLE	GA
2485	LEAKESVILLE, MS	951 MAIN STREET	LEAKESVILLE	MS
2213	LOUISVILLE, GA	119 US 1 BY-PASS	LOUISVILLE	GA
2440	NASHVILLE, AR	614 S MAIN ST	NASHVILLE	AR
3040	TRENTON, GA	11858 S. MAIN ST.	TRENTON	GA
1375	CLANTON, AL	300 PARK PLZ	CLANTON	AL
2953	SOUTHAVEN, MS	710 CHURCH ROAD	SOUTHAVEN	MS
2123	KINDER, LA	715 1ST AVE	KINDER	LA
2090	BOSSIER CITY, LA	5590 BARKSDALE BLVD	BOSSIER CITY	LA
2438	LINCOLN, AL	47950 US HIGHWAY 78	LINCOLN	AL
1928	DEKALB, MS	14916 HIGHWAY 16 W	DE KALB	MS
3175	VERNON, AL	9574 HWY-18	VERNON	AL
2073	HAUGHTON, LA	400 W MCKINLEY AVE	HAUGHTON	LA
1998	HOMER, LA	902 W MAIN ST	HOMER	LA
1363	COLUMBIANA, AL	21665 HIGHWAY 25	COLUMBIANA	AL
1083	ALEXANDRIA, AL	120 SPRING BRANCH RD	ALEXANDRIA	AL
2348	MCLEANSBORO, IL	213 W RANDOLPH ST	MC LEANSBORO	IL
1560	EVERGREEN, AL	450 WEST FRONT ST.	EVERGREEN	AL
2475	MAYNARDVILLE, TN	3561 MAYNARDVILLE HWY	MAYNARDVILLE	TN
1248	CLARKESVILLE, GA	200 E LOUISE ST	CLARKESVILLE	GA
2670	PRENTISS, MS	105 S COLUMBIA AVE	PRENTISS	MS

Store #	Location	Address	City	State	Xpress location
1953	LIVINGSTON, AL	720 N WASHINGTON ST	LIVINGSTON	AL
2468	NETTLETON, MS	7122 WILL ROBBINS HWY	NETTLETON	MS
2130	LAVONIA, GA	11747 AUGUSTA RD	LAVONIA	GA
1355	CAMDEN, AL	24 CAMDEN BYP	CAMDEN	AL
1640	FULTON, MS	1409 S ADAMS ST	FULTON	MS
1343	CANTON, NC	70 NEW CLYDE HWY	CANTON	NC
2128	LEXINGTON, GA	718 ATHENS RD	LEXINGTON	GA
1920	INDIANOLA, MS	210 HIGHWAY 82 W	INDIANOLA	MS
2665	PITTSBURG, TX	113 N GREER BLVD	PITTSBURG	TX
2572	SOPERTON, GA	4269 W MAIN ST	SOPERTON	GA
3410	YELLVILLE, AR	320 HIGHWAY 14 S	YELLVILLE	AR
1930	HEPHZIBAH, GA	2872 TOBACCO RD	HEPHZIBAH	GA
6025	EUTAW, AL (GD&D)	206 GREENSBORO AVE	EUTAW	AL
1235	CENTREVILLE, MS	456 HIGHWAY 24 E	CENTREVILLE	MS
3053	TAYLORSVILLE, MS	402 PINE ST	TAYLORSVILLE	MS
2320	MONTEZUMA, GA	201 WALNUT STREET	MONTEZUMA	GA
2280	MARIANNA, AR	438 S ALABAMA ST	MARIANNA	AR
1420	DEQUEEN, AR	808 W COLLIN RAYE DR	DE QUEEN	AR
1883	HAWKINS, TX	850 N BEAULAH ST	HAWKINS	TX
1323	BUNKIE, LA	109 CHEVY LN	BUNKIE	LA
2753	REFORM, AL	609 1ST AVE W	REFORM	AL
3178	VILONIA, AR	10 EAGLE ST	VILONIA	AR
2613	PELAHATCHIE, MS	404 SECOND STREET	PELAHATCHIE	MS
3083	SOUTHAVEN, MS	2110 GOODMAN RD (@ TCHULAHOMA)	SOUTHAVEN	MS
2165	LAFAYETTE, GA	303 W PATTON ST	LA FAYETTE	GA
2425	NASHVILLE, GA	719 S DAVIS ST	NASHVILLE	GA
1713	GEORGIANA, AL	685 HWY 106 WEST	GEORGIANA	AL
2780	ROLLING FORK, MS	901 US 61	ROLLING FORK	MS
2175	LEXINGTON, MS	301 YAZOO ST	LEXINGTON	MS
3070	TYLERTOWN, MS	3000 PIKE 93 N	TYLERTOWN	MS
1880	HOLIDAY ISLAND, AR	2 FOREST PARK DR	HOLIDAY ISLAND	AR
1660	BRINKLEY, AR	1131 NORH CHARLYNE	BRINKLEY	AR
1385	CLARKSVILLE, AR	409 W MAIN ST	CLARKSVILLE	AR
2925	SHERIDAN, AR	624 S ROCK ST	SHERIDAN	AR
2598	MEMPHIS, TN	1290 LAMAR AVE	MEMPHIS	TN

Store #	Location	Address	City	State	Xpress location
2850	RIPLEY, MS	706 CITY AVE N	RIPLEY	MS
1510	EASTMAN, GA	103 FOURTH AVE	EASTMAN	GA
3220	WHITE BLUFF, TN	4928 HIGHWAY 70 E	WHITE BLUFF	TN
6021	SULLIGENT, AL (GD&D)	5705 HWY 278	SULLIGENT	AL
6015	MIDDLETON, TN (GD&D)	700 S. MAIN STREET	MIDDLETON	TN
2150	LORETTO, TN	534 N MILITARY ST	LORETTO	TN
2550	OAKLAND CITY, IN	1310 W MORTON ST	OAKLAND CITY	IN
1663	ALBANY, KY	800 N CROSS ST	ALBANY	KY
2533	OKOLONA, MS	511 W MONROE AVENUE	OKOLONA	MS
3245	WEST HELENA, AR	826 N SEBASTIAN	WEST HELENA	AR
1060	ACKERMAN, MS	318 N ALFORD	ACKERMAN	MS
2788	RINGGOLD, LA	2866 BIENVILLE RD	RINGGOLD	LA
2430	NEWTON, MS	304 NORTHSIDE DR	NEWTON	MS
3368	WOODVILLE, MS	211 U.S. HWY 61 SOUTH	WOODVILLE	MS
1723	GREENFIELD, TN	1207 S MERIDIAN ST	GREENFIELD	TN
1155	BOONEVILLE, MS	504 N 2ND ST	BOONEVILLE	MS
2460	NORTH CROSSETT, AR	1164 HIGHWAY 133 N	CROSSETT	AR
1910	IUKA, MS	615 BATTLEGROUND DR	IUKA	MS
1320	CAMDEN, TN	195 HIGHWAY 641 N	CAMDEN	TN
1935	FERRIDAY, LA	2094 EE WALLACE BLVD N	FERRIDAY	LA
1490	DRESDEN, TN	8487 HIGHWAY 22	DRESDEN	TN
1893	HOUSTON, MS	905 N PONTOTOC ST	HOUSTON	MS
2748	RICHTON, MS	403 FRONT ST	RICHTON	MS
1165	BOLIVAR, TN	105 TENNESSEE ST	BOLIVAR	TN
2490	MT. VERNON, GA	601 MASON ST	MOUNT VERNON	GA
1760	HAYNESVILLE, LA	9270 HIGHWAY 79	HAYNESVILLE	LA
1805	HEBER SPRINGS, AR	308 S 7TH ST	HEBER SPRINGS	AR
2260	MORRILTON, AR	601 N ST JOSEPH	MORRILTON	AR
2243	MACON, MS	59 FRONTAGE RD	MACON	MS
3235	WIGGINS, MS	116 2ND STREET SOUTH	WIGGINS	MS
1095	BALD KNOB, AR	170 HIGHWAY 167 N	BALD KNOB	AR
1638	DEMOPOLIS, AL	505 HWY 80 W	DEMOPOLIS	AL
1683	CHURCH POINT, LA	821 S MAIN ST	CHURCH POINT	LA
1907	HAMBURG, AR	700 N MAIN ST	HAMBURG	AR

Store #	Location	Address	City	State	Xpress location
1570	FAIRVIEW, TN	2415 FAIRVIEW BLVD	FAIRVIEW	TN
1305	CALHOUN CITY, MS	71 HIGHWAY 8 E	CALHOUN CITY	MS
2687	DEQUINCY, LA	702 WEST 4TH STREET	DEQUINCY	LA
2110	KOSCIUSKO, MS	340 HIGHWAY 12 W	KOSCIUSKO	MS
2083	CHEROKEE VILLAGE, AR	200 HOSPITAL DRIVE	CHEROKEE VILLAGE	AR
2473	MANTACHIE, MS	67 WATSON DR	MANTACHIE	MS
1525	EUNICE, LA	2200 W LAUREL AVE	EUNICE	LA
6027	TOMKINSVILLE, KY (GD&D)	509 NORTH MAIN STREET	TOMPKINSVILLE	KY
1470	DURANT, MS	33674 HIGHWAY 12	DURANT	MS
2890	SPRINGHILL, LA	1190 S ARKANSAS ST.	SPRINGHILL	LA
2723	KERSHAW, SC	405 SOUTH HAMPTON STREET	KERSHAW	SC
1085	BEEBE, AR	901 W DEWITT HENRY DR	BEEBE	AR
2697	MANSFIELD, LA	400 WASHINGTON AVE	MANSFIELD	LA
2727	KENTWOOD, LA	717 AVE G	KENTWOOD	LA
2725	MONTEREY, TN	101 WEST COMMERCIAL AVE.	MONTEREY	TN
3568	FAYETTE, AL	1128 SECOND AVE. NE	FAYETTE	AL	Yes
3578	BOLIVAR, TN	600 NUCKOLLS RD.	BOLIVAR	TN	Yes
3601	VINTON, LA	1301 HORRIDGE STREET	VINTON	LA	Yes
3603	TUNICA, MS	1068 HWY 61 N.	TUNICA	MS	Yes
3637	HALEYVILLE, AL	814 20TH ST	HALEYVILLE	AL	Yes
3650	HEIDELBERG, MS	100 MAIN ST	HEIDELBERG	MS	Yes
3700	HAMILTON, AL	1360 MILITARY STREET S	HAMILTON	AL	Yes
3723	IOWA, LA	510 N. THOMSON AVE.	IOWA	LA	Yes
3725	MORGANTOWN, KY	211 SOUTH MAIN STREET	MORGANTOWN	KY	Yes
3737	LEWISPORT, KY	1590 4TH STREET	LEWISPORT	KY	Yes
3811	SYLVESTER, GA	620 E. FRANKLIN STREET #A	SYLVESTER	GA	Yes
3815	MCRAE, GA	112 W. OAK STREET	MCRAE	GA	Yes
3860	SAINT JOSEPH, LA	320 PLANK RD	SAINT JOSEPH	LA	Yes
3885	RIPLEY, TN	251 S WASHINGTON ST	RIPLEY	TN	Yes
3903	SUMMERVILLE, GA	103 HWY 48	SUMMERVILLE	GA	Yes
3917	SCOTTS HILL, TN	640 HWY 114 SOUTH	SCOTTS HILL	TN	Yes
3920	UNION, MS	801 E JACKSON RD	UNION	MS	Yes

Store #	Location	Address	City	State	Xpress location
3923	GREENSBURG, LA	6216 HIGHWAY 10	GREENSBURG	LA	Yes
3925	VARDAMAN, MS	101 W SWEET POTATO ST	VARDAMAN	MS	Yes
3937	WARE SHOALS, SC	743 N GREENWOOD AVE	WARE SHOALS	SC	Yes
3957	LAKE PROVIDENCE, LA	303 N. HOOD STREET	LAKE PROVIDENCE	LA	Yes
3963	TRYON, NC	38 N. TRADE STREET	TRYON	NC	Yes
3230	WINNFIELD, LA	2001 W COURT ST	WINNFIELD	LA	Yes
3965	IDABEL, OK	810 SE WASHINGTON ST.	IDABEL	OK	Yes

SCHEDULE 1

Commitments

Lender	Revolving Commitment
Regions Bank	$75,000,000.00
Bank of America, N.A.	$75,000,000.00